Entergy Statistical Report
and Investor Guide
2022

We have assembled the statistics and facts in this report to support your review and analysis of Entergy’s results over the last three years. Please note that calculations may differ due to rounding.

Our vision: we power life

Our mission: We exist to grow a world-class energy business that creates sustainable value for our customers, employees, communities and owners.

Entergy is a Fortune 500 company that powers life for 3 million customers through our operating companies in Arkansas, Louisiana, Mississippi, and Texas. We’re investing in the reliability and resilience of the energy system while helping our region transition to cleaner, more efficient energy solutions. With roots in our communities for more than 100 years, Entergy is a nationally recognized leader in sustainability and corporate citizenship. Since 2018, we have delivered more than $100 million in economic benefits each year to local communities through philanthropy, volunteerism, and advocacy. Entergy is headquartered in New Orleans, Louisiana, and has approximately 12,000 employees.

TABLE OF CONTENTS		Note: The Excel Tab labels correspond to the page numbers
in the PDF version of the 2022 report.
	Excel Tab		Excel Tab
ABOUT THIS PUBLICATION	Page 2	Utility Securities Detail	Pages 33 – 36
FORWARD-LOOKING INFORMATION	Page 2	Utility Long-Term Debt and Preferred Stock	Page 33
REGULATION G COMPLIANCE	Page 2	Entergy Arkansas, LLC	Page 33
ENTERGY AT A GLANCE	Pages 3 – 4	Entergy Utility Holding Company, LLC	Page 33
		Entergy Louisiana, LLC	Page 34
ENTERGY CORPORATION AND SUBSIDIARIES		Entergy Mississippi, LLC	Page 35
Selected Financial and Operating Data	Page 5	Entergy New Orleans, LLC	Page 35
Selected Financial Data	Page 5	Entergy Texas, Inc.	Page 36
Utility Electric Operating Data	Page 5	System Energy Resources, Inc.	Page 36
Entergy Wholesale Commodities Operating Data	Page 5	Utility Statistical Information	Pages 37 – 49
Employees	Page 5	Utility Total Capability	Page 37
Owned and Leased Capability	Page 5	Utility Selected Operating Data	Page 37
Consolidated Quarterly Financial Metrics	Page 6	Utility Electric Statisitcal Information	Page 38
Consolidated Annual Financial Metrics	Page 6	Entergy Arkansas, LLC	Pages 39 – 40
Financial Results	Page 7	Entergy Louisiana, LLC	Pages 41 – 42
GAAP to Non-GAAP Reconciliations:	Page 7	Entergy Mississippi, LLC	Pages 43 – 44
Consolidated Quarterly Results	Page 7	Entergy New Orleans, LLC	Pages 45 – 46
Consolidated Quarterly Adjustments	Pages 8 – 9	System Energy Resources, Inc.	Page 46
Consolidated Annual Results	Page 10	Entergy Texas, Inc.	Pages 47 – 48
Consolidated Annual Adjustments	Pages 11 – 12	Utility Nuclear Plant Statistics	Page 49
Consolidated Income Statements	Page 13	Individual Plant Information	Page 49
Consolidating Income Statement	Page 14	Utility Regulatory Information	Page 50
Consolidated Balance Sheets	Pages 15 – 16	State Regulatory Commissions	Page 50
Consolidating Balance Sheet	Pages 17 – 18	Commission/Council Members	Page 50
Consolidated Statements of Cash Flow	Pages 19 – 20
Cash Flow Information by Business	Page 20	ENTERGY WHOLESALE COMMODITIES
Consolidated Statements of Changes in Equity	Page 21	EWC Quarterly Financial Metrics	Page 51
Consolidated Statements of Comprehensive	Page 22	EWC Annual Financial Metrics	Page 51
Income (Loss)		EWC Quarterly Operational Metrics	Page 51
Consolidated Capital Expenditures	Page 23	EWC Annual Operational Metrics	Page 51
Historical Capital Expenditures	Page 23	EWC Total Capacity	Page 51
Entergy Corporation Securities Detail	Page 23	EWC Nuclear Plant Statistics	Page 52
Entergy Corporation Long-Term Debt	Page 23	EWC Non-Nuclear Wholesale Assets	Page 52
Securities Ratings (Outlook)	Page 23	Plant Statistics
Preferred Member Interests	Page 23	EWC Non-Nuclear Wholesale Assets	Page 52
UTILITY		Plant Emissions
Utility Quarterly Financial Metrics	Page 24	EWC Non-Nuclear Assets Securities Detail	Page 53
Utility Annual Financial Metrics	Page 24	Vermont Yankee Credit Facility	Page 53
Utility Securities Ratings (Outlook)	Page 24	Preferred Stock	Page 53
Utility Historical Capital Expenditures	Page 24
Utility Financial Results	Pages 25 – 30	DEFINITIONS OF OPERATIONAL MEASURES AND
Utility Consolidating Income Statement	Page 25	GAAP AND NON-GAAP FINANCIAL MEASURES	Page 54
Utility Consolidating Balance Sheet	Pages 26 – 27
Utility Selected Annual Financial Metrics	Pages 28 – 30	REG G RECONCILIATIONS
Utility Weather Analysis	Pages 31 – 32	Financial Measures	Pages 55 – 68

		INVESTOR INFORMATION	Page 69

ABOUT THIS PUBLICATION	● the risk that an incident at any nuclear generation facility in the U.S. could lead to the
This publication is unaudited and should be used in conjunction with Entergy’s 2022	assessment of significant retrospective assessments and/or retrospective insurance
Annual Report to Shareholders and Form 10-K filed with the Securities and Exchange	premiums as a result of Entergy’s participation in a secondary financial protection system
Commission. It has been prepared for information purposes and is not intended for use	and a utility industry mutual insurance company;
in connection with any sale or purchase of, or any offer to buy, any securities of Entergy	● changes in the quality and availability of water supplies and the related regulation of
Corporation or its subsidiaries.	water use and diversion;
● Entergy’s ability to manage its capital projects, including by completing of projects timely
FORWARD-LOOKING INFORMATION	and within budget, to obtain the anticipated performance or other benefits, of such capital
In this report and from time to time, Entergy Corporation makes statements concerning	projects, and to manage its operation and maintenance costs;
its expectations, beliefs, plans, objectives, goals, projections, strategies, and future	● the effects of supply chain disruptions, including those originating during COVID-19 global
events or performance. Such statements are “forward-looking statements” within the	pandemic or driven by trade-related governmental actions, on Entergy’s ability to complete
meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,”	its capital projects in a timely and cost-effective manner;
“will,” “could,” “project,” “believe,” “anticipate,” “intend,” "goal," "commitment," “expect,”	● Entergy’s ability to purchase and sell assets at attractive prices and on other attractive
“estimate,” “continue,” “potential,” “plan,” “predict,” “forecast,” and other similar words or	terms;
expressions are intended to identify forward-looking statements but are not the only means	● the economic climate, and particularly economic conditions in Entergy’s Utility service
to identify these statements. Although Entergy believes that these forward-looking	area and events and circumstances that could influence economic conditions in those areas,
statements and the underlying assumptions are reasonable, it cannot provide assurance that	including power prices and inflation, and the risk that anticipated load growth may not
they will prove correct. Any forward-looking statement is based on information current as of	materialize;
the date of this report and speaks only as of the date on which such statement is made.	● changes to federal income tax laws, regulations, and interpretive guidance, including the
Except to the extent required by the federal securities laws, Entergy undertakes no	Inflation Reduction Act of 2022, and the continued impact of the Tax Cuts and Jobs Act of
obligation to publicly update or revise any forward-looking statements, whether as a	2017, and any related intended or unintended consequences on financial results and future
result of new information, future events, or otherwise.	cash flows;
Forward-looking statements involve a number of risks and uncertainties. There are	● the effects of Entergy’s strategies to reduce tax payments;
factors that could cause actual results to differ materially from those expressed or	● changes in the financial markets and regulatory requirements for the issuance of
implied in the forward-looking statements, including (a) those factors discussed or	securities, particularly as they affect access to and cost of capital and Entergy’s ability to
incorporated by reference in Item 1A. Risk Factors contained in the Form 10-K for	refinance existing securities, and fund investments and acquisitions;
the year ended Dec. 31, 2022, (b) those factors discussed or incorporated by reference	● actions of rating agencies, including changes in the ratings of debt and preferred
in Management’s Financial Discussion and Analysis contained in the Form 10-K for the	stock, changes in general corporate ratings, and changes in the rating agencies’ ratings
year ended Dec. 31, 2022, and (c) the following factors (in addition to others described	criteria;
elsewhere in this report and in subsequent securities filings):	● changes in inflation and interest rates and the impacts of inflation or a recession on our
● resolution of pending and future rate cases and related litigation, formula rate	customers;
proceedings and related negotiations, including various performance-based rate	● the effects of litigation, including the outcome and resolution of the proceedings involving
discussions, Entergy’s utility supply plan, and recovery of fuel and purchased power costs,	System Energy currently before the FERC and any appeals of FERC decisions in those
as well as delays in cost recovery resulting from these proceedings;	proceedings;
● regulatory and operating challenges and uncertainties and economic risks associated	● the effects of government investigations or proceedings;
with the Utility operating companies’ participation in MISO, including the benefits of	● changes in technology, including (i) Entergy’s ability to implement new or emerging

continued MISO participation, the effect of current or projected MISO market rules and	technologies, (ii) the impact of changes relating to new, developing, or alternative
market and system conditions in the MISO markets, the absence of a minimum capacity	sources of generation such as distributed energy and energy storage, renewable energy,
obligation for load serving entities in MISO and the consequent ability of some load serving	energy efficiency, demand side management and other measures that reduce load and
entities to “free ride” on the energy market without paying appropriate compensation for the	government policies incentivizing development or utilization of the foregoing, and
capacity needed to produce that energy, the allocation of MISO system transmission	(iii) competition from other companies offering products and services to Entergy’s customers
upgrade costs, the MISO-wide base rate of return on equity allowed or any MISO-related	based on new or emerging technologies or alternative sources of generation;
charges and credits required by the FERC, and the effect of planning decisions that MISO	● Entergy's ability to effectively formulate and implement plans to reduce its carbon
makes with respect to future transmission investments by the Utility operating companies;	emission rate and aggregate carbon emissions, including its commitment to achieve
● changes in utility regulation, including with respect to retail and wholesale competition,	net-zero carbon emissions by 2050, and the potential impact on its business and financial
the ability to recover net utility assets and other potential stranded costs, and the	condition of attempting to achieve such objectives;
application of more stringent return on equity criteria, transmission reliability	● the effects, including increased security costs, of threatened or actual terrorism,
requirements or market power criteria by the FERC or the U.S. Department of Justice;	cyber-attacks or data security breaches, physical attacks on or other interference with
● changes in the regulation or regulatory oversight of Entergy’s owned or operated nuclear	facilities or infrastructure, natural or man-made electromagnetic pulses that affect
generating facilities,nuclear materials and fuel, and the effects of new or existing safety or	transmission or generation infrastructure, accidents, and war or a catastrophic event such as
environmental concerns regarding nuclear power plants and fuel;	a nuclear accident or a natural gas pipeline explosion;
● resolution of pending or future applications, and related regulatory proceedings and	● the effects of a global or geopolitical event or pandemic, such as the ongoing COVID-19
litigation, for license modifications or other authorizations required of nuclear generating	global pandemic and the military activities between Russia and Ukraine, including economic
facilities and the effect of public and political opposition on these applications, regulatory	and societal disruptions; volatility in the capital markets (and any related increased cost of
proceedings, and litigation;	capital or any inability to access the capital markets or draw on available bank credit
● the performance of and deliverability of power from Entergy’s generation resources,	facilities); reduced demand for electricity, particularly from commercial and industrial
including the capacity factors at Entergy’s nuclear generating facilities;	customers; increased or unrecoverable costs; supply chain, vendor, and contractor
● increases in costs and capital expenditures that could result from changing regulatory	disruptions, including as a result of trade-related sanctions; delays in completion of capital or
requirements, changing economic conditions, and emerging operating and industry issues,	other construction projects, maintenance, and other operations activities, including prolonged
and the risks related to recovery of these costs and capital expenditures from Entergy’s	or delayed outages; impacts to Entergy’s workforce availability, health, or safety; increased
customers (especially in an increasing cost environment);	cybersecurity risks as a result of many employees telecommuting; increased late or
● the commitment of substantial human and capital resources required for the safe and	uncollectible customer payments; regulatory delays; executive orders affecting, or increased
reliable operation and maintenance of Entergy’s nuclear generating facilities;	regulation of, Entergy's business; changes in credit ratings or outlooks as a result of any of
● Entergy’s ability to develop and execute on a point of view regarding future prices of	the foregoing; or other adverse impacts on Entergy’s ability to execute on its business
electricity, natural gas, and other energy-related commodities;	strategies and initiatives or, more generally, on Entergy’s results of operations, financial
● the prices and availability of fuel and power Entergy must purchase for its Utility	condition, and liquidity;
customers, and Entergy’s ability to meet credit support requirements for fuel and power	● Entergy’s ability to attract and retain talented management, directors, and employees
supply contracts;	with specialized skills;
● volatility and changes in markets for electricity, natural gas, uranium, emissions	● Entergy’s ability to attract, retain and manage an appropriately qualified workforce;
allowances, and other energy-related commodities, and the effect of those changes on	● changes in accounting standards and corporate governance best practices;
Entergy and its customers;	● declines in the market prices of marketable securities and resulting funding

● changes in law resulting from federal or state energy legislation or legislation	requirements and the effects on benefits costs for Entergy’s defined benefit pension
subjecting energy derivatives used in hedging and risk management transactions to	and other postretirement benefit plans;
governmental regulation;	● future wage and employee benefits costs, including changes in discount rates and
● changes in environmental laws and regulations, agency positions or associated	returns on benefit plan assets;
litigation, including requirements for reduced emissions of sulfur dioxide, nitrogen oxide,	● changes in decommissioning trust fund values or earnings or in the timing of,
greenhouse gases, mercury, particulate matter and other regulated air emissions, heat	requirements for, or cost to decommission Entergy’s nuclear plant sites and the
and other regulated discharges to water, waste management and disposal, remediation of	implementation of decommissioning of such sites following shutdown;
contaminated sites, wetlands protection and permitting, and reporting and changes in costs	● the effectiveness of Entergy’s risk management policies and procedures and the
of compliance with environmental laws and regulations;	ability and willingness of its counterparties to satisfy their financial and performance
● changes in laws and regulations, agency positions, or associated litigation related to	commitments; and
protected species and associated critical habitat designations;	● Entergy and its subsidiaries' ability to successfully execute on their business
● the effects of changes in federal, state, or local laws and regulations, and other	strategies, including their ability to complete strategic transactions that they may
governmental actions or policies, including changes in monetary, fiscal, tax,	undertake.
environmental, trade/tariff, domestic purchase requirements, or energy policies and
related laws, regulations, and other governmental actions;	REGULATION G COMPLIANCE
● the effects of full or partial shutdowns of the federal government or delays in obtaining	Financial performance measures shown in this report include those calculated and
government or regulatory actions or decisions;	presented in accordance with generally accepted accounting principles (GAAP), as well
● uncertainty regarding the establishment of interim or permanent sites for spent nuclear	as those that are considered non-GAAP measures. This report includes non-GAAP
fuel and nuclear waste storage and disposal and the level of spent fuel and nuclear	measures of adjusted earnings; adjusted EPS; adjustments; adjusted EBITDA; adjusted
waste disposal fees charged by the U.S. government or other providers related to such	common dividend payout ratio; adjusted ROE; gross liquidity; adjusted return on average
sites;	member's equity; adjusted net revenue; other O&M; total debt, excluding
● variations in weather and the occurrence of hurricanes and other storms and disasters,	securitization debt; debt to capital, excluding securitization debt; net debt to net capital,
including uncertainties associated with efforts to remediate the effects of hurricanes, ice	excluding securitization debt; parent debt to total debt, excluding securitization debt; FFO;
storms, or other weather events and the recovery of costs associated with restoration,	FFO to debt, excluding securitization debt; FFO to debt excluding securitization debt, return
including accessing funded storm reserves, federal and local cost recovery mechanisms,	of unprotected excess ADIT, and severance, and retention payments associated with exit
securitization, and insurance, as well as any related unplanned outages;	of EWC. We have prepared reconciliations of these measures to the most directly
● effects of climate change, including the potential for increases in extreme weather events	comparable GAAP measures. Reconciliations can be found on pages 7, 10, and 55 – 68.
and sea levels or coastal land and wetland loss;

ENTERGY AT A GLANCE

STAKEHOLDER OBJECTIVES

Entergy's Mission: We exist to grow a world-class energy business that creates sustainable value for our four key stakeholders – our customers, our employees, our communities, and our owners.

● For our customers, we create value by delivering top-quartile customer experiences. We work directly with customers to understand their needs and exceed their expectations while keeping rates affordable.

● For our employees, we create value by advocating for our employees to live safe, all day, every day. We strive to earn top-quartile organizational health scores. We provide a rewarding, engaging, diverse, and inclusive work environment with fair compensation and benefits while also providing opportunities for career advancement.

● For our communities, we create value by achieving top-quartile social responsibility performance. We are active in economic development, philanthropy, volunteerism, and advocacy, and we operate our business safely, resiliently, and in a socially and environmentally responsible way.

● For our owners, we create value by delivering top-quartile total shareholder returns. We are relentless in our pursuit of opportunities to optimize our business.

ENTERGY BY THE NUMBERS

GAAP revenues	$13.8 billion
GAAP net Income	$1.1 billion
Total assets	$58.6 billion
Utility electric customers	3.0 million
Interconnected high-voltage transmission lines	16,096 circuit miles
Distribution lines across the utility’s 94,000-square-mile service area	105,864 circuit miles
Utility billed retail electric energy sales	120,129 GWh
Employees at year-end	11,700
Utility owned and leased generating capability by fuel source in MW:
Modern Gas	10,516
Nuclear	5,211
Legacy Gas	5.995
Coal	2,091
Renewables	301

ENTERGY AT A GLANCE

UTILITY OPERATIONS

The Utility business segment includes the generation, transmission, distribution, and sale of electric power, and operation of a small natural gas distribution business.
● Five retail electric utilities with 3 million customers
● Four states – Arkansas, Louisiana, Mississippi, and Texas
● 24,075 MW generating capability
● Two gas utilities with 204,000 customers

ENTERGY ARKANSAS, LLC (E-AR)
Entergy Arkansas generates, transmits, distributes, and sells electric power to 730,000 retail customers in Arkansas.

ENTERGY LOUISIANA, LLC (E-LA)
Entergy Louisiana generates, transmits, distributes, and sells electric power to 1,101,000 retail customers in Louisiana.
Entergy Louisiana also provides natural gas utility service to 95,000 customers in the Baton Rouge, Louisiana area.

ENTERGY MISSISSIPPI, LLC (E-MS)
Entergy Mississippi generates, transmits, distributes, and sells electric power to 461,000 retail customers in Mississippi.

ENTERGY NEW ORLEANS, LLC (E-NO)
Entergy New Orleans generates, transmits, distributes, and sells electric power to 211,000 retail customers in New Orleans, Louisiana.
Entergy New Orleans also provides natural gas utility service to 109,000 customers in the city of New Orleans.

ENTERGY TEXAS, INC. (E-TX)
Entergy Texas generates, transmits, distributes, and sells electric power to 499,000 retail customers in Texas.

SYSTEM ENERGY RESOURCES, INC. (SERI)
System Energy owns or leases 90% of the Grand Gulf 1 nuclear generating facility. System Energy sells its power and capacity from Grand Gulf 1 at wholesale to Entergy Arkansas (36%), Entergy Louisiana (14%), Entergy Mississippi (33%) and Entergy New Orleans (17%).

UTILITY NUCLEAR PLANTS
Entergy owns and operates five nuclear units at four plant sites to serve its regulated utility business: Arkansas Nuclear One (ANO) Units 1 and 2 near
Russellville, Arkansas; Grand Gulf Nuclear Station Unit 1 in Port Gibson, Mississippi; River Bend Station in St. Francisville, Louisiana and
Waterford Steam Electric Station Unit 3 in Killona, Louisiana.

SELECTED FINANCIAL AND OPERATING DATA

SELECTED FINANCIAL DATA
	2022	2021	2020
GAAP MEASURES
Operating Revenues ($ millions)	13,764	11,743	10,114
As-Reported Net Income (Loss) Attributable to Entergy Corporation ($ millions)	1,103	1,118	1,388
As-Reported Earnings Per Share ($)	5.37	5.54	6.90
Common Dividend Paid Per Share ($)	4.10	3.86	3.74
Common Dividend Payout Ratio – As-Reported (%)	76	70	54
NON-GAAP MEASURES
Adjusted Earnings ($ millions)	1,320	1,215	1,138
Adjusted Earnings Per Share ($)	6.42	6.02	5.66
Adjustments ($ millions)	(217)	(97)	250
Adjustments Per Share ($)	1.05	(0.48)	1.24
Common Dividend Payout Ratio – Adjusted (%)	64	64	66

UTILITY ELECTRIC OPERATING DATA
	2022	2021	2020
Retail Kilowatt-Hour Sales (millions)	120,129	114,744	111,170
Peak Demand (megawatts)	22,301	22,051	21,340
Retail Customers – Year End (thousands)	3,002	2,984	2,954

ENTERGY WHOLESALE COMMODITIES OPERATING DATA
	2022	2021	2020
Billed Electric Energy Sales (gigawatt hours)	4,570	11,328	20,581

EMPLOYEES
	2022	2021	2020
Total Employees – Year End	11,707	12,369	13,400

OWNED AND LEASED CAPABILITY (MW)(a)
As of December 31, 2022

	E-AR	E-LA	E-MS	E-NO	E-TX	SERI	EWC(b)	Total
Legacy Gas/Oil	522	2,766	707	—	1,960	—	—	5,955
CT / CCGT(c)	1,567	5,595	1,738	636	980	—	—	10,516
Coal	1,192	339	310	—	250	—	181	2,272
Nuclear	1,822	2,129	—	—	—	1,260	—	5,211
Hydro	73	—	—	—	—	—	—	73
Solar	100	—	102	27	—	—	—	229
Total	5,276	10,829	2,857	663	3,190	1,260	181	24,256
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.
(b) The owned MW capacity is the portion of the plant capacity owned by Entergy Wholesale Commodities.
(c) Represents Simple Cycle Combustion Turbine units and Combined Cycle Gas Turbine units.

CONSOLIDATED ENTERGY CORPORATION AND SUBSIDIARIES DATA

CONSOLIDATED QUARTERLY FINANCIAL METRICS

	2022					2021					FY
	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
GAAP MEASURES
ROE – as-reported (%)(a)	9.3	10.8	10.8	9.0	9.0	15.1	11.6	11.3	9.9	9.9	(0.9)
Cash and cash equivalents ($ millions)	702	580	1,003	224	224	1,743	687	1,000	443	443	(220)
Available revolver capacity ($ millions)	4,129	4,191	4,191	4,241	4,241	4,220	4,125	3,925	3,985	3,985	257
Commercial paper ($ millions)	1,343	1,398	1,386	828	828	1,028	866	1,006	1,201	1,201	(373)
Total debt ($ millions)	28,630	26,923	27,677	26,829	26,829	25,803	25,435	25,695	27,154	27,154	(325)
Securitization debt ($ millions)	55	336	311	293	293	147	114	90	84	84	209
Debt to capital (%)	70.5	69.1	69	66.9	66.9	69.6	69.5	69.1	69.5	69.5	(2.6)
Off-balance sheet liabilities ($ millions)
Debt of joint ventures – Entergy’s share	5	3	—	—	—	15	12	9	7	7	(7)
Total off-balance sheet liabilities	5	3	—	—	—	15	12	9	7	7	(7)

NON-GAAP MEASURES
ROE – adjusted (%)(a)	10.4	11.3	11.7	10.7	10.7	11.3	11.3	10.9	10.8	10.8	-0.1
Gross liquidity ($ millions)	4,830	4,771	5,195	4,465	4,465	5,963	4,812	4,925	4,428	4,428	37
Net liquidity ($ millions)	3,487	3,373	3,809	3,638	3,638	4,935	3,946	3,919	3,227	3,227	411
Net liquidity, including storm escrows ($ millions)	3,521	3,697	4,133	4,040	4,040	5,007	4,018	3,952	3,260	3,260	780
Debt to capital, excluding securitization debt (%)	70.4	68.8	69.0	66.9	66.9	69.5	69.4	69.0	69.4	69.4	(2.5)
Net debt to net capital, excluding securitization debt (%)	69.9	68.4	68.0	66.5	66.5	68.0	68.9	68.1	69.1	69.1	(2.7)
Parent debt to total debt, excluding securitization debt (%)	21.5	20.9	20.3	18.8	18.8	22.3	22.4	23.4	22.2	22.2	(3.4)
FFO to debt, excluding securitization debt (%)	8.7	10.9	12.2	12.4	12.4	8.2	9.8	9.7	9.4	9.4	3.0
FFO to debt, excluding securitization debt, return of unprotected excess ADIT, and severance and retention payments associated with exit of EWC (%)	9.3	11.1	12.6	12.8	12.8	8.7	10.8	10.6	10.1	10.1	2.7
(a) Rolling twelve months.

CONSOLIDATED ANNUAL FINANCIAL METRICS

	2022	2021	2020
GAAP MEASURES
ROE – as-reported (%)	9.0	9.9	13.1
Cash and cash equivalents ($ millions)	224	443	1,759
Available revolver capacity ($ millions)	4,241	3,985	4,110
Commercial paper ($ millions)	828	1,201	1,627
Total debt ($ millions)	26,829	27,154	24,062
Securitization debt ($ millions)	293	84	175
Debt to capital (%)	66.9	69.5	68.3
Off-balance sheet liabilities ($ millions)
Debt of joint ventures – Entergy’s share	—	7	17
Total off-balance sheet liabilities	—	7	17

NON-GAAP MEASURES
ROE – adjusted (%)	10.7	10.8	10.8
Gross liquidity ($ millions)	4,465	4,428	5,869
Net liquidity ($ millions)	3,638	3,227	4,241
Net liquidity, including storm escrows ($ millions)	4,040	3,260	4,357
Debt to capital, excluding securitization debt (%)	66.9	69.4	68.1
Net debt to net capital, excluding securitization debt (%)	66.5	69.1	66.4
Parent debt to total debt, excluding securitization debt (%)	18.8	22.2	21.6
FFO to debt, excluding securitization debt (%)	12.4	9.4	10.3
FFO to debt, excluding securitization debt, return of unprotected excess ADIT, and severance and retention payments associated with exit of EWC (%)	12.8	10.1	10.9

FINANCIAL RESULTS

CONSOLIDATED QUARTERLY RESULTS – GAAP TO NON-GAAP RECONCILIATION

	2022					2021					FY
(After-tax, $ in millions)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
AS-REPORTED EARNINGS (LOSS)
Utility	340	153	672	241	1,407	357	326	570	238	1,490	(84)
Parent & Other	(71)	(80)	(92)	(122)	(366)	(60)	(57)	(65)	(68)	(249)	(117)
EWC	7	87	(19)	(12)	63	38	(275)	26	89	(123)	186
CONSOLIDATED	276	160	561	106	1,103	335	(6)	531	259	1,118	(15)

LESS ADJUSTMENTS
Utility	—	(291)	—	12	(280)	—	—	11	16	27	(306)
Parent & Other	—	—	—	—	—	—	—	—	(1)	(1)	1
EWC	7	87	(19)	(12)	63	38	(275)	26	89	(123)	186
CONSOLIDATED	7	(204)	(19)	(1)	(217)	38	(275)	37	104	(97)	(120)

ADJUSTED EARNINGS (LOSS) (NON-GAAP)
Utility	340	444	672	229	1,686	357	326	559	222	1,464	223
Parent & Other	(71)	(80)	(92)	(122)	(366)	(60)	(57)	(65)	(67)	(248)	(118)
EWC	—	—	—	—	—	—	—	—	—	—	—
CONSOLIDATED	269	364	580	107	1,320	297	269	494	155	1,215	105

Estimated Weather Impact	16	50	21	(1)	86	23	(15)	(9)	(21)	(21)	107

Diluted average number of common shares outstanding (in millions)	204	205	205	209	206	201	201	202	203	202	4

	2022					2021					FY
(After-tax, per share in $) (a)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
AS-REPORTED EARNINGS (LOSS)
Utility	1.67	0.75	3.29	1.15	6.84	1.77	1.62	2.82	1.17	7.38	(0.54)
Parent & Other	(0.35)	(0.39)	(0.45)	(0.58)	(1.78)	(0.30)	(0.28)	(0.32)	(0.33)	(1.23)	(0.55)
EWC	0.04	0.42	(0.10)	(0.06)	0.31	0.19	(1.37)	0.13	0.44	(0.61)	0.92
CONSOLIDATED	1.36	0.78	2.74	0.51	5.37	1.66	(0.03)	2.63	1.28	5.54	(0.17)

LESS ADJUSTMENTS
Utility	—	(1.42)	—	0.06	(1.36)	—	—	0.05	0.08	0.13	(1.49)
Parent & Other	—	—	—	—	—	—	—	—	—	—	—
EWC	0.04	0.42	(0.10)	(0.06)	0.31	0.19	(1.37)	0.13	0.44	(0.61)	0.92
TOTAL ADJUSTMENTS	0.04	(1.00)	(0.10)	—	(1.05)	0.19	(1.37)	0.18	0.52	(0.48)	(0.57)

ADJUSTED EARNINGS (LOSS)
Utility	1.67	2.17	3.29	1.09	8.20	1.77	1.62	2.77	1.09	7.25	0.95
Parent & Other	(0.35)	(0.39)	(0.45)	(0.58)	(1.78)	(0.30)	(0.28)	(0.32)	(0.33)	(1.23)	(0.55)
EWC	—	—	—	—	—	—	—	—	—	—	—
CONSOLIDATED	1.32	1.78	2.84	0.51	6.42	1.47	1.34	2.45	0.76	6.02	0.40

Estimated Weather Impact	0.08	0.24	0.10	—	0.42	0.11	(0.07)	(0.04)	(0.10)	(0.11)	0.53
(a) Per share amounts are calculated by dividing the corresponding earnings (loss) by the diluted average number of common shares outstanding for the period.

FINANCIAL RESULTS

CONSOLIDATED QUARTERLY ADJUSTMENTS - BY DRIVER
Shown as Positive/(Negative) Impact on Earnings

	2022					2021					FY
(Pre-tax except for income taxes, preferred dividend requirements, and totals; $ millions)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
UTILITY
E-LA and E-TX true-up for the equity component of carrying costs for 2020 storms (prior year portion)	—	41	—	—	41	—	—	—	—	—	41
E-LA contribution to the LURC related to securitization	—	(32)	—	—	(32)	—	—	—	—	—	(32)
E-LA customer-sharing of securitization benefit	—	(224)	—	—	(224)	—	—	—	—	—	(224)
SERI litigation settlement regulatory charge	—	(551)	—	—	(551)	—	—	—	—	—	(551)
SERI depreciation adjustment	—	—	—	33	33	—	—	—	—	—	33
Gain on sale	—	—	—	—	—	—	—	15	—	15	(15)
Income tax effect on Utility adjustments above	—	192	—	(8)	183	—	—	(4)	—	(4)	187
E-LA tax benefit resulting from securitization	—	283	—	—	283	—	—	—	—	—	283
SERI sale-leaseback reg. liability / DTA turnaround	—	—	—	(13)	(13)	—	—	—	—	—	(13)
Income tax valuation allowance	—	—	—	—	—	—	—	—	(8)	(8)	8
Provision for uncertain tax position	—	—	—	—	—	—	—	—	(5)	(5)	5
State corporate income tax rate change	—	—	—	—	—	—	—	—	29	29	(29)
Total	—	(291)	—	12	(280)	—	—	11	16	27	(306)
PARENT & OTHER
State corporate income tax rate change	—	—	—	—	—	—	—	—	(1)	(1)	1
Total	—	—	—	—	—	—	—	—	(1)	(1)	1
EWC
Income before income taxes	11	113	—	(4)	119	54	(346)	35	112	(146)	265
Income taxes	(3)	(25)	(18)	(8)	(54)	(16)	72	(9)	(22)	25	(80)
Preferred dividend requirements	(1)	(1)	(1)	(1)	(2)	(1)	(1)	(1)	(1)	(2)	—
Total	7	87	(19)	(12)	63	38	(275)	26	89	(123)	186
TOTAL ADJUSTMENTS	7	(204)	(19)	(1)	(217)	38	(275)	37	104	(97)	(120)

	2022					2021					FY
(After-tax, per share in $) (a)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
UTILITY
E-LA and E-TX true-up for the equity component of carrying costs for 2020 storms (prior year portion)	—	0.18	—	—	0.17	—	—	—	—	—	0.17
E-LA contribution to the LURC related to securitization	—	(0.15)	—	—	(0.15)	—	—	—	—	—	(0.15)
E-LA customer-sharing of securitization benefit	—	(0.81)	—	—	(0.81)	—	—	—	—	—	(0.81)
E-LA tax benefit resulting from securitization	—	1.38	—	—	1.38	—	—	—	—	—	1.38
SERI litigation settlement regulatory charge	—	(2.02)	—	—	(2.01)	—	—	—	—	—	(2.01)
SERI depreciation adjustment	—	—	—	0.12	0.12	—	—	—	—	—	0.12
Gain on sale	—	—	—	—	—	—	—	0.05	—	0.05	(0.05)
SERI sale-leaseback reg. liability / DTA turnaround	—	—	—	(0.06)	(0.06)	—	—	—	—	—	(0.06)
Income tax valuation allowance	—	—	—	—	—	—	—	—	(0.04)	(0.04)	0.04
Provision for uncertain tax position	—	—	—	—	—	—	—	—	(0.02)	(0.02)	0.02
State corporate income tax rate change	—	—	—	—	—	—	—	—	0.14	0.14	(0.14)
Total	—	(1.42)	—	0.06	(1.36)	—	—	0.05	0.08	0.13	(1.49)
PARENT & OTHER
State corporate income tax rate change	—	—	—	—	—	—	—	—	—	—	—
Total	—	—	—	—	—	—	—	—	—	—	—
EWC
Total	0.04	0.42	(0.10)	(0.06)	0.31	0.19	(1.37)	0.13	0.44	(0.61)	0.92

TOTAL ADJUSTMENTS	0.04	(1.00)	(0.10)	—	(1.05)	0.19	(1.37)	0.18	0.52	(0.48)	(0.57)
(a) Per share amounts are calculated by multiplying the corresponding earnings (loss) by the estimated income tax rate that is expected to apply and dividing by the diluted average number of common shares outstanding for the period.

FINANCIAL RESULTS

CONSOLIDATED QUARTERLY ADJUSTMENTS - BY INCOME STATEMENT LINE ITEM
Shown as Positive/(Negative) Impact on Earnings

	2022					2021					FY
(Pre-tax except for income taxes, preferred dividend requirements, and totals; $ millions)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
UTILITY
Operating revenues	—	46	—	—	46	—	—	—	—	—	46
Depreciation/amortization exp.	—	—	—	33	33	—	—	—	—	—	33
Regulatory charges (credits)-net	—	(775)	—	—	(775)	—	—	—	—	—	(775)
Other income (deductions) - other	—	(37)	—	—	(37)	—	—	—	—	—	(37)
Other O&M	—	—	—	—	—	—	—	15	—	15	(15)
Income taxes	—	474	—	(21)	453	—	—	(4)	16	12	441
Total	—	(291)	—	12	(280)	—	—	11	16	27	(306)
PARENT & OTHER
Income taxes	—	—	—	—	—	—	—	—	(1)	(1)	1
Total	—	—	—	—	—	—	—	—	(1)	(1)	1
EWC
Operating revenues	150	89	62	43	343	248	149	162	139	698	(355)
Fuel and fuel-related expenses	(26)	(25)	(30)	(18)	(98)	(21)	(17)	(24)	(20)	(83)	(16)
Purchased power	(14)	(26)	(24)	(20)	(83)	(18)	(18)	(22)	(15)	(73)	(11)
Nuclear refueling outage expense	(11)	(7)	—	—	(18)	(11)	(11)	(11)	(11)	(45)	26
Other O&M	(41)	(42)	(10)	(10)	(103)	(99)	(83)	(51)	(53)	(287)	184
Asset write-offs and impairments	(1)	164	—	—	163	(3)	(342)	—	82	(264)	427
Decommissioning expense	(14)	(14)	—	—	(28)	(53)	(40)	(14)	(14)	(120)	92
Taxes other than income taxes	(10)	(3)	(1)	(3)	(16)	(6)	(6)	(2)	(3)	(17)	1
Depreciation/amortization expense	(9)	(3)	(1)	(1)	(14)	(13)	(14)	(9)	(9)	(44)	30
Other income (deductions) - other	(13)	(18)	6	8	(18)	34	41	9	18	101	(119)
Interest expense and other charges	(1)	(2)	(2)	(3)	(8)	(4)	(4)	(3)	(2)	(13)	6
Income taxes	(3)	(25)	(18)	(8)	(54)	(16)	72	(9)	(22)	25	(80)
Preferred dividend requirements	(1)	(1)	(1)	(1)	(2)	(1)	(1)	(1)	(1)	(2)	—
Total	7	87	(19)	(12)	63	38	(275)	26	89	(123)	186
TOTAL ADJUSTMENTS (after-tax)	7	(204)	(19)	(1)	(217)	38	(275)	37	104	(97)	(120)

FINANCIAL RESULTS

CONSOLIDATED ANNUAL RESULTS – GAAP TO NON-GAAP RECONCILIATION

(After-tax, $ in millions)	2022	2021	2020
AS-REPORTED EARNINGS (LOSS)
Utility	1,407	1,490	1,800
Parent & Other	(366)	(249)	(347)
EWC	63	(123)	(65)
CONSOLIDATED	1,103	1,118	1,388

LESS ADJUSTMENTS
Utility	(280)	27	377
Parent & Other	—	(1)	(61)
EWC	63	(123)	(65)
TOTAL ADJUSTMENTS	(217)	(97)	250

ADJUSTED EARNINGS (LOSS)
Utility	1,686	1,464	1,424
Parent & Other	(366)	(248)	(286)
EWC	—	—	—
CONSOLIDATED	1,320	1,215	1,138

Estimated Weather Impact	86	(21)	(75)

Diluted average number of common shares outstanding (in millions)	206	202	201

(After-tax, per share in $) (a)	2022	2021	2020
AS-REPORTED EARNINGS (LOSS)
Utility	6.84	7.38	8.95
Parent & Other	(1.78)	(1.23)	(1.73)
EWC	0.31	(0.61)	(0.32)
CONSOLIDATED	5.37	5.54	6.90

LESS ADJUSTMENTS
Utility	(1.36)	0.13	1.87
Parent & Other	—	—	(0.31)
EWC	0.31	(0.61)	(0.32)
TOTAL ADJUSTMENTS	(1.05)	(0.48)	1.24

ADJUSTED EARNINGS (LOSS)
Utility	8.20	7.25	7.08
Parent & Other	(1.78)	(1.23)	(1.42)
EWC	—	—	—
ENTERGY ADJUSTED EARNINGS	6.42	6.02	5.66

Weather Impact	0.42	(0.11)	(0.37)
(a) Per share amounts are calculated by multiplying the corresponding earnings (loss) by the estimated income tax of common shares outstanding for the period.

FINANCIAL RESULTS

CONSOLIDATED ANNUAL ADJUSTMENTS - BY DRIVER
Shown as Positive/(Negative) Impact on Earnings

(Pre-tax except for income taxes, preferred dividend requirements, and totals; $ millions)	2022	2021	2020
UTILITY
E-LA and E-TX true-up for the equity component of carrying costs for 2020 storms (prior year portion)	41	—	—
E-LA contribution to the LURC related to securitization	(32)	—	—
E-LA customer-sharing of securitization benefit	(224)	—	—
SERI litigation settlement regulatory charge	(551)	—	—
SERI depreciation adjustment	33	—	—
Gain on sale	—	15	—
SERI regulatory liability for potential refund for rate base reduction retroactive to 2015	—	—	(25)
Income tax effect on Utility adjustments above	183	(4)	6
E-LA tax benefit resulting from securitization	283	—	—
SERI sale-leaseback reg. liability / DTA turnaround	(13)	—	—
Income tax valuation allowance	—	(8)	—
Provision for uncertain tax position	—	(5)	—
State corporate income tax rate change	—	29	—
2014 / 2015 IRS settlement - E-LA business combination	—	—	396
Total	(280)	27	377
PARENT & OTHER
State corporate income tax rate change	—	(1)	—
2014 / 2015 IRS settlement - E-LA business combination	—	—	(61)
Total	—	(1)	(61)
EWC
Income before income taxes	119	(146)	42
Income taxes	(54)	25	(105)
Preferred dividend requirements	(2)	(2)	(2)
Total	63	(123)	(65)
TOTAL ADJUSTMENTS	(217)	(97)	250

(After-tax, per share in $) (a)	2022	2021	2020
UTILITY
E-LA and E-TX true-up for the equity component of carrying costs for 2020 storms (prior year portion)	0.17	—	—
E-LA contribution to the LURC related to securitization	(0.15)	—	—
E-LA customer-sharing of securitization benefit	(0.81)	—	—
E-LA tax benefit resulting from securitization	1.38	—	—
SERI litigation settlement regulatory charge	(2.01)	—	—
SERI depreciation adjustment	0.12	—	—
Gain on sale	—	0.05	—
SERI regulatory liability for potential refund for rate base reduction retroactive to 2015	—	—	(0.09)
SERI sale-leaseback reg. liability / DTA turnaround	(0.06)	—	—
Income tax valuation allowance	—	(0.04)	—
Provision for uncertain tax position	—	(0.02)	—
State corporate income tax rate change	—	0.14	—
2014 / 2015 IRS settlement - E-LA business combination	—	—	1.96
Total	(1.36)	0.13	1.87
PARENT & OTHER
State corporate income tax rate change	—	—	—
2014 / 2015 IRS settlement - E-LA business combination	—	—	(0.31)
Total	—	—	(0.31)
EWC

Total	0.31	(0.61)	(0.32)
TOTAL ADJUSTMENTS	(1.05)	(0.48)	1.24
(a) Per share amounts are calculated by multiplying the corresponding earnings (loss) by the estimated income tax rate that is expected to apply and dividing by the diluted average number of common shares outstanding for the period.

FINANCIAL RESULTS

CONSOLIDATED ANNUAL ADJUSTMENTS - BY INCOME STATEMENT LINE ITEM
Shown as Positive/(Negative) Impact on Earnings

(Pre-tax except for income taxes, preferred dividend requirements, and totals; $ millions)	2022	2021	2020
UTILITY
Operating revenues	46	—	—
Depreciation/amortization exp.	33	—	—
Regulatory charges (credits)-net	(775)	—	(25)
Other income (deductions) - other	(37)	—	—
Other O&M	—	15	—
Income taxes	453	12	402
Total	(280)	27	377
PARENT & OTHER
Income taxes	—	(1)	(61)
Total	—	(1)	(61)
EWC
Operating revenues	343	698	943
Fuel and fuel-related expenses	(98)	(83)	(67)
Purchased power	(83)	(73)	(68)
Nuclear refueling outage expense	(18)	(45)	(45)
Other O&M	(103)	(287)	(500)
Asset write-offs and impairments	163	(264)	(27)
Decommissioning expense	(28)	(120)	(205)
Taxes other than income taxes	(16)	(17)	(53)
Depreciation/amortization expense	(14)	(44)	(102)
Other income (deductions) - other	(18)	101	189
Interest expense and other charges	(8)	(13)	(22)
Income taxes	(54)	25	(105)
Preferred dividend requirements	(2)	(2)	(2)
Total	63	(123)	(65)
TOTAL ADJUSTMENTS (after-tax)	(217)	(97)	250

FINANCIAL RESULTS

CONSOLIDATED INCOME STATEMENTS (unaudited)

In thousands, except share data, for the years ended December 31,	2022	2021	2020
OPERATING REVENUES:
Electric	$13,186,845	$10,873,995	$9,046,643
Natural gas	233,920	170,610	124,008
Competitive businesses	343,472	698,291	942,985
Total	13,764,237	11,742,896	10,113,636
OPERATING EXPENSES:
Operation and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	3,732,851	2,458,096	1,564,371
Purchased power	1,561,544	1,271,677	904,268
Nuclear refueling outage expenses	156,032	172,636	184,157
Other operation and maintenance	3,038,459	2,968,621	3,002,626
Asset write-offs, impairments, and related charges (credits)	(163,464)	263,625	26,623
Decommissioning	224,076	306,411	381,861
Taxes other than income taxes	733,538	660,290	652,840
Depreciation and amortization	1,761,023	1,684,286	1,613,086
Other regulatory charges (credits) – net	669,403	111,628	14,609
Total	11,713,462	9,897,270	8,344,441
OPERATING INCOME	2,050,775	1,845,626	1,769,195
OTHER INCOME (DEDUCTIONS):
Allowance for equity funds used during construction	72,832	70,473	119,430
Interest and investment income (loss)	(75,581)	430,466	392,818
Miscellaneous – net	(77,629)	(201,778)	(210,633)
Total	(80,378)	299,161	301,615
INTEREST EXPENSE:
Interest expense	940,060	863,712	837,981
Allowance for borrowed funds used during construction	(27,823)	(29,018)	(52,318)
Total	912,237	834,694	785,663
INCOME BEFORE INCOME TAXES	1,058,160	1,310,093	1,285,147
Income taxes	(38,978)	191,374	(121,506)
CONSOLIDATED NET INCOME	1,097,138	1,118,719	1,406,653
Preferred dividend requirements of subsidiaries and noncontrolling interest	(6,028)	227	18,319
NET INCOME ATTRIBUTABLE TO ENTERGY CORPORATION	$1,103,166	$1,118,492	$1,388,334
Basic earnings per average common share	$5.40	$5.57	$6.94
Diluted earnings per average common share	$5.37	$5.54	$6.90
Basic average number of common shares outstanding	204,450,354	200,941,511	200,106,945
Diluted average number of common shares outstanding	205,547,578	201,873,024	201,102,220

FINANCIAL RESULTS

CONSOLIDATING INCOME STATEMENT (unaudited)

In thousands, except share data, for the year ended December 31, 2022.	UTILITY	PARENT & OTHER	EWC	CONSOLIDATED
OPERATING REVENUES:
Electric	$13,186,884	($39)	$—	$13,186,845
Natural gas	233,920	—	—	233,920
Competitive businesses	—	11	343,461	343,472
Total	13,420,804	(28)	343,461	13,764,237
OPERATING EXPENSES:
Operation and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	3,634,394	(28)	98,485	3,732,851
Purchased power	1,478,121	28	83,395	1,561,544
Nuclear refueling outage expenses	137,618	—	18,414	156,032
Other operation and maintenance	2,899,759	35,677	103,023	3,038,459
Asset write-offs, impairments, and related charges (credits)	—	—	(163,464)	(163,464)
Decommissioning	195,831	—	28,245	224,076
Taxes other than income taxes	716,560	738	16,240	733,538
Depreciation and amortization	1,745,822	883	14,318	1,761,023
Other regulatory charges (credits) – net	669,403	—	—	669,403
Total	11,477,508	37,298	198,656	11,713,462
OPERATING INCOME	1,943,296	(37,326)	144,805	2,050,775
OTHER INCOME (DEDUCTIONS):
Allowance for equity funds used during construction	72,832	—	—	72,832
Interest and investment income (loss)	145,968	(187,152)	(34,397)	(75,581)
Miscellaneous – net	(47,604)	(46,618)	16,593	(77,629)
Total	171,196	(233,770)	(17,804)	(80,378)
INTEREST EXPENSE:
Interest expense	777,998	154,348	7,714	940,060
Allowance for borrowed funds used during construction	(27,823)	—	—	(27,823)
Total	750,175	154,348	7,714	912,237
INCOME BEFORE INCOME TAXES	1,364,317	(425,444)	119,287	1,058,160
Income taxes	(34,263)	(59,180)	54,465	(38,978)
CONSOLIDATED NET INCOME	1,398,580	(366,264)	64,822	1,097,138
Preferred dividend requirements of subsidiaries and noncontrolling interest	(8,025)	(191)	2,188	(6,028)
NET INCOME ATTRIBUTABLE TO ENTERGY CORPORATION	$1,406,605	($366,073)	$62,634	$1,103,166
Basic earnings per average common share	$6.88	($1.79)	$0.31	$5.40
Diluted earnings per average common share	$6.84	($1.78)	$0.31	$5.37

FINANCIAL RESULTS

CONSOLIDATED BALANCE SHEETS (unaudited)

In thousands, as of December 31,	2022	2021	2020
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$115,290	$44,944	$128,851
Temporary cash investments	108,874	397,615	1,630,248
Total cash and cash equivalents	224,164	442,559	1,759,099
Accounts receivable:
Customer	788,552	786,866	833,478
Allowance for doubtful accounts	(30,856)	(68,608)	(117,794)
Other	241,702	231,843	135,208
Accrued unbilled revenues	495,859	420,255	434,835
Total accounts receivable	1,495,257	1,370,356	1,285,727
Deferred fuel costs	710,401	324,394	4,380
Fuel inventory – at average cost	147,632	154,575	172,934
Materials and supplies – at average cost	1,183,308	1,041,515	962,185
Deferred nuclear refueling outage costs	143,653	133,422	179,150
Prepayments and other	190,611	156,774	196,424
Total	4,095,026	3,623,595	4,559,899
OTHER PROPERTY AND INVESTMENTS:
Decommissioning trust funds	4,121,864	5,514,016	7,253,215
Non-utility property – at cost (less accumulated depreciation)	366,405	357,576	343,328
Storm reserve escrow account	401,955	33,186	116,266
Other	102,259	126,269	97,956
Total	4,992,483	6,031,047	7,810,765
PROPERTY, PLANT AND EQUIPMENT:
Electric	64,646,911	64,263,250	59,696,443
Natural gas	691,970	658,989	610,768
Construction work in progress	1,844,171	1,511,966	2,012,030
Nuclear fuel	582,119	577,006	601,281
Total property, plant and equipment	67,765,171	67,011,211	62,920,522
Less – accumulated depreciation and amortization	25,288,047	24,767,051	24,067,745
Property, plant and equipment – net	42,477,124	42,244,160	38,852,777
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Other regulatory assets (includes securitization property of $282,886 as of
December 31, 2022, $49,579 as of December 31, 2021 and $119,238 as of
December 31, 2020)	6,036,397	6,613,256	6,076,549
Deferred fuel costs	241,085	240,953	240,422
Goodwill	377,172	377,172	377,172
Accumulated deferred income taxes	84,100	54,186	76,289
Other	291,804	269,873	245,339
Total	7,030,558	7,555,440	7,015,771
TOTAL ASSETS	$58,595,191	$59,454,242	$58,239,212

FINANCIAL RESULTS

CONSOLIDATED BALANCE SHEETS (unaudited)

In thousands, as of December 31,	2022	2021	2020
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$2,309,037	$1,039,329	$1,164,015
Notes payable and commercial paper	827,621	1,201,177	1,627,489
Accounts payable	1,777,590	2,610,132	2,739,437
Customer deposits	424,723	395,184	401,512
Taxes accrued	424,091	419,828	441,011
Interest accrued	195,264	191,151	201,791
Deferred fuel costs	—	7,607	153,113
Pension and other postretirement liabilities	104,845	68,336	61,815
Current portion of unprotected excess accumulated deferred income taxes	—	53,385	63,683
Sale-leaseback/depreciation regulatory liability	103,497	—	—
Other	202,779	204,613	206,640
Total	6,369,447	6,190,742	7,060,506

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	4,818,837	4,706,797	4,361,772
Accumulated deferred investment tax credits	211,220	211,975	212,494
Regulatory liability for income taxes - net	1,258,276	1,255,692	1,521,757
Other regulatory liabilities	2,324,590	2,643,845	2,323,851
Decommissioning and asset retirement cost liabilities	4,271,531	4,757,084	6,469,452
Accumulated provisions	531,201	157,122	242,835
Pension and other postretirement liabilities	1,213,555	1,949,325	2,853,013
Long-term debt (includes securitization bonds
of $292,760 as of December 31, 2022, $83,639 as of
December 31, 2021 and $174,635 as of December 31, 2020)	23,623,512	24,841,572	21,205,761
Other	688,720	815,284	807,219
Total	38,941,442	41,338,696	39,998,154

Commitments and Contingencies

Subsidiaries' preferred stock without sinking fund	219,410	219,410	219,410

EQUITY:
Preferred stock, no par value, authorized 1,000,000 shares in 2022 and 2021;
0 shares in 2020; issued shares in 2022, 2021, and 2020 - none	—	—	—
Common stock, $0.01 par value, authorized 499,000,000 in 2022 and 2021 and
500,000,000 shares in 2020; issued 279,635,929 shares in 2022,
issued 271,965,510 shares in 2021 and issued 270,035,180 shares in 2020	2,797	2,720	2,700
Paid-in capital	7,632,895	6,766,239	6,549,923
Retained earnings	10,502,041	10,240,552	9,897,182
Accumulated other comprehensive loss	(191,754)	(332,528)	(449,207)
Less – treasury stock, at cost (68,477,429 shares in 2022,
69,312,326 shares in 2021, and 69,790,346 shares in 2020)	4,978,994	5,039,699	5,074,456
Total common shareholders' equity	12,966,985	11,637,284	10,926,142
Subsidiaries' preferred stock without sinking fund and noncontrolling interest	97,907	68,110	35,000
Total	13,064,892	11,705,394	10,961,142
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$58,595,191	$59,454,242	$58,239,212

FINANCIAL RESULTS

CONSOLIDATING BALANCE SHEET (unaudited)

In thousands, as of December 31, 2022	UTILITY	PARENT & OTHER	EWC	CONSOLIDATED
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$101,049	$1,758	$12,483	$115,290
Temporary cash investments	47,186	912	60,776	108,874
Total cash and cash equivalents	148,235	2,670	73,259	224,164
Notes receivable	—	(75,000)	75,000	—
Accounts receivable:
Customer	788,552	—	—	788,552
Allowance for doubtful accounts	(30,856)	—	—	(30,856)
Associated companies	7,991	(9,407)	1,416	—
Other	223,752	4	17,946	241,702
Accrued unbilled revenues	495,859	—	—	495,859
Total accounts receivable	1,485,298	(9,403)	19,362	1,495,257
Deferred fuel costs	710,401	—	—	710,401
Fuel inventory – at average cost	141,174	—	6,458	147,632
Materials and supplies – at average cost	1,179,344	—	3,964	1,183,308
Deferred nuclear refueling outage costs	143,653	—	—	143,653
Prepayments and other	190,942	(8,673)	8,342	190,611
Total	3,999,047	(90,406)	186,385	4,095,026
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates	3,176,229	(3,176,315)	86	—
Decommissioning trust funds	4,121,864	—	—	4,121,864
Non-utility property – at cost (less accumulated depreciation)	357,763	(16)	8,658	366,405
Storm reserve escrow account	401,955	—	—	401,955
Other	42,154	51,497	8,608	102,259
Total	8,099,965	(3,124,834)	17,352	4,992,483
PROPERTY, PLANT AND EQUIPMENT:
Electric	64,435,141	5,313	206,457	64,646,911
Natural gas	691,970	—	—	691,970
Construction work in progress	1,843,160	352	659	1,844,171
Nuclear fuel	582,119	—	—	582,119
Total property, plant and equipment	67,552,390	5,665	207,116	67,765,171
Less – accumulated depreciation and amortization	25,137,429	200	150,418	25,288,047
Property, plant and equipment – net	42,414,961	5,465	56,698	42,477,124
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Other regulatory assets	6,036,397	—	—	6,036,397
Deferred fuel costs	241,085	—	—	241,085
Goodwill	374,099	—	3,073	377,172
Accumulated deferred income taxes	81,315	358	2,427	84,100
Other	152,374	10,903	128,527	291,804
Total	6,885,270	11,261	134,027	7,030,558
TOTAL ASSETS	$61,399,243	($3,198,514)	$394,462	$58,595,191

FINANCIAL RESULTS

CONSOLIDATING BALANCE SHEET (unaudited)

In thousands, as of December 31, 2022	UTILITY	PARENT & OTHER	EWC	CONSOLIDATED
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$2,170,037	$—	$139,000	$2,309,037
Notes payable and commercial paper:
Other	—	827,621	—	827,621
Accounts payable:
Associated companies	42,681	(39,329)	(3,352)	—
Other	1,769,731	83	7,776	1,777,590
Customer deposits	424,723	—	—	424,723
Taxes accrued	407,244	2,887	13,960	424,091
Interest accrued	181,960	12,927	377	195,264
Pension and other postretirement liabilities	89,348	—	15,497	104,845
Sale-leaseback/depreciation regulatory liability	103,497	—	—	103,497
Other	195,983	1,915	4,881	202,779
Total	5,385,204	806,104	178,139	6,369,447

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	5,923,987	(638,476)	(466,674)	4,818,837
Accumulated deferred investment tax credits	211,220	—	—	211,220
Regulatory liability for income taxes - net	1,258,276	—	—	1,258,276
Other regulatory liabilities	2,324,590	—	—	2,324,590
Decommissioning and retirement cost liabilities	4,270,916	—	615	4,271,531
Accumulated provisions	530,910	—	291	531,201
Pension and other postretirement liabilities	1,047,018	—	166,537	1,213,555
Long-term debt	19,466,346	4,157,166	—	23,623,512
Other	1,104,215	(459,639)	44,144	688,720
Total	36,137,478	3,059,051	(255,087)	38,941,442

Subsidiaries' preferred stock without sinking fund	195,161	—	24,249	219,410

EQUITY:
Preferred stock, no par value, authorized 1,000,000 shares;
issued shares in 2022 - none	—	—	—	—
Common stock, $.01 par value, authorized 499,000,000 shares;
issued 279,653,929 shares in 2022	2,458,748	(2,657,052)	201,101	2,797
Paid-in capital	3,694,509	(1,619,515)	5,557,901	7,632,895
Retained earnings	13,504,961	2,075,642	(5,078,562)	10,502,041
Accumulated other comprehensive income (loss)	41,525	—	(233,279)	(191,754)
Less - treasury stock, at cost (68,477,429 shares in 2022)	120,000	4,858,994	—	4,978,994
Total common shareholders' equity	19,579,743	(7,059,919)	447,161	12,966,985
Subsidiaries' preferred stock without sinking fund
and noncontrolling interest	101,657	(3,750)	—	97,907
Total	19,681,400	(7,063,669)	447,161	13,064,892
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$61,399,243	($3,198,514)	$394,462	$58,595,191

FINANCIAL RESULTS

CONSOLIDATED CASH FLOW STATEMENT (unaudited)

In thousands, for the years ended December 31,	2022	2021	2020
OPERATING ACTIVITIES:
Consolidated net income (loss)	$1,097,138	$1,118,719	$1,406,653
Adjustments to reconcile consolidated net income (loss)
to net cash flow provided by operating activities:
Depreciation, amortization, and decommissioning, including nuclear fuel amortization	2,190,371	2,242,944	2,257,750
Deferred income taxes, investment tax credits, and non-current taxes accrued	(47,154)	248,719	(131,114)
Asset write-offs, impairments, and related charges (credits)	(163,464)	263,599	26,379
Changes in working capital:
Receivables	(157,267)	(84,629)	(139,296)
Fuel inventory	6,943	18,359	(27,458)
Accounts payable	(102,013)	269,797	137,457
Taxes accrued	4,263	(21,183)	207,556
Interest accrued	4,113	(10,640)	7,662
Deferred fuel costs	(393,746)	(466,050)	(49,484)
Other working capital accounts	(157,235)	(53,883)	(143,451)
Changes in provisions for estimated losses	374,079	(85,713)	(291,193)
Changes in other regulatory assets	576,859	(536,707)	(784,494)
Changes in other regulatory liabilities	(266,559)	43,631	238,669
Effects of securitization on regulatory asset	(941,035)	—	—
Changes in pensions and other postretirement liabilities	(699,261)	(897,167)	50,379
Other	1,259,458	250,917	(76,149)
Net cash flow provided by operating activities	2,585,490	2,300,713	2,689,866
INVESTING ACTIVITIES:
Construction/capital expenditures	(5,065,126)	(6,087,296)	(4,694,076)
Allowance for equity funds used during construction	72,832	70,473	119,430
Nuclear fuel purchases	(223,613)	(166,512)	(215,664)
Payment for purchase of assets	(106,193)	(168,304)	(247,121)
Net proceeds (payments) from sale of assets	(1,195)	17,421	—
Insurance proceeds received for property damages	9,829	—	—
Changes in securitization account	15,514	13,669	5,099
Payments to storm reserve escrow account	(1,494,048)	(25)	(2,273)
Receipts from storm reserve escrow account	1,125,279	83,105	297,588
Decrease (increase) in other investments	(3,328)	2,343	(12,755)
Litigation proceeds for reimbursement of spent nuclear fuel storage costs	32,367	49,236	72,711
Proceeds from nuclear decommissioning trust fund sales	1,636,686	5,553,629	3,107,812
Investment in nuclear decommissioning trust funds	(1,708,901)	(5,547,015)	(3,203,057)
Net cash flow used in investing activities	(5,709,897)	(6,179,276)	(4,772,306)
FINANCING ACTIVITIES:
Proceeds from the issuance of:
Long-term debt	6,019,835	8,308,427	12,619,201
Treasury stock	32,042	5,977	42,600
Common stock	852,555	200,776	—
Retirement of long-term debt	(5,995,903)	(4,827,827)	(8,152,378)
Changes in credit borrowings and commercial paper – net	(373,556)	(426,312)	(319,238)
Capital contributions from noncontrolling interests	24,702	51,202	—
Proceeds from trust related to securitization	3,163,572	—	—
Other	42,761	43,221	(7,524)
Dividends paid:
Common stock	(841,677)	(775,122)	(748,342)
Preferred stock	(18,319)	(18,319)	(18,502)
Net cash flow provided by financing activities	2,906,012	2,562,023	3,415,817
Net increase (decrease) in cash and cash equivalents	(218,395)	(1,316,540)	1,333,377

Cash and cash equivalents at beginning of period	442,559	1,759,099	425,722
Cash and cash equivalents at end of period	$224,164	$442,559	$1,759,099

FINANCIAL RESULTS

CONSOLIDATED CASH FLOW STATEMENT (unaudited)

$ thousands, for the years ended December 31,	2022	2021	2020
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest – net of amount capitalized	901,884	843,228	803,923
Income taxes	28,354	98,377	(31,228)

CASH FLOW INFORMATION BY BUSINESS

		PARENT &
For the years ended December 31, 2022, 2021, and 2020	UTILITY	OTHER	EWC	CONSOLIDATED
($ thousands)
2022
Net cash flow provided by (used in) operating activities	3,031,074	(364,742)	(80,842)	2,585,490
Net cash flow provided by (used in) investing activities	(9,031,980)	3,297,750	24,333	(5,709,897)
Net cash flow provided by (used in) financing activities	5,837,891	(2,941,608)	9,729	2,906,012

2021
Net cash flow provided by (used in) operating activities	2,646,191	(237,901)	(107,577)	2,300,713
Net cash flow provided by (used in) investing activities	(6,210,313)	(8,493)	39,530	(6,179,276)
Net cash flow provided by (used in) financing activities	2,349,357	201,628	11,038	2,562,023

2020
Net cash flow provided by (used in) operating activities	2,275,828	296,458	117,580	2,689,866
Net cash flow provided by (used in) investing activities	(4,668,622)	(3,086)	(100,598)	(4,772,306)
Net cash flow provided by (used in) financing activities	3,717,186	(252,386)	(48,983)	3,415,817

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY (unaudited)

		Common Shareholders’ Equity
	Preferred Stock					Accumulated
	and					Other
	Noncontrolling	Common			Retained	Comprehensive
($ thousands)	Interest	Stock	Treasury Stock	Paid-in Capital	Earnings	Income (Loss)	Total
Balance at December 31, 2019	35,000	2,700	(5,154,150)	6,564,436	9,257,609	(446,920)	10,258,675
Implementation of accounting standards	—	—	—	—	(419)	—	(419)

Balance at January 1, 2020	35,000	2,700	(5,154,150)	6,564,436	9,257,190	(446,920)	10,258,256
Consolidated net income (loss) (a)	18,319	—	—	—	1,388,334	—	1,406,653
Other comprehensive loss	—	—	—	—	—	(2,287)	(2,287)
Common stock issuances related to stock plans	—	—	79,694	(14,513)	—	—	65,181
Common stock dividends declared	—	—	—	—	(748,342)	—	(748,342)
Preferred dividend requirements of subsidiaries (a)	(18,319)	—	—	—	—	—	(18,319)

Balance at December 31, 2020	35,000	2,700	(5,074,456)	6,549,923	9,897,182	(449,207)	10,961,142
Consolidated net income (loss) (a)	227	—	—	—	1,118,492	—	1,118,719
Other comprehensive income	—	—	—	—	—	116,679	116,679
Common stock issuances and sales under the at the
market equity distribution program	—	20	—	204,194	—	—	204,214
Common stock issuance costs	—	—	—	(3,438)	—	—	(3,438)
Common stock issuances related to stock plans	—	—	34,757	15,560	—	—	50,317
Common stock dividends declared	—	—	—	—	(775,122)	—	(775,122)
Capital contributions from noncontrolling interest	51,202	—	—	—	—	—	51,202
Preferred dividend requirements of subsidiaries (a)	(18,319)	—	—	—	—	—	(18,319)

Balance at December 31, 2021	68,110	2,720	(5,039,699)	6,766,239	10,240,552	(332,528)	11,705,394
Consolidated net income (loss) (a)	(6,028)	—	—	—	1,103,166	—	1,097,138
Other comprehensive income	—	—	—	—	—	140,774	140,774
Common stock issuances and sales under the at the
market equity distribution program	—	77	—	861,916	—	—	861,993
Common stock issuance costs	—	—	—	(9,438)	—	—	(9,438)
Common stock issuances related to stock plans	—	—	60,705	14,178	—	—	74,883
Common stock dividends declared	—	—	—	—	(841,677)	—	(841,677)
Beneficial interest in storm trust	31,636	—	—	—	—	—	31,636
Capital contributions from noncontrolling interest	24,702	—	—	—	—	—	24,702
Distributions to noncontrolling interest	(2,194)	—	—	—	—	—	(2,194)
Preferred dividend requirements of subsidiaries (a)	(18,319)	—	—	—	—	—	(18,319)

Balance at December 31, 2022	97,907	2,797	(4,978,994)	7,632,895	10,502,041	(191,754)	13,064,892

(a) Consolidated net income and preferred dividend requirements of subsidiaries include $16 million for 2022, 2021, and 2020 of preferred dividends on subsidiaries’ preferred stock without sinking fund that is not presented as equity.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (unaudited)

In thousands, for the years ended December 31,	2022	2021	2020
NET INCOME (LOSS)	$1,097,138	$1,118,719	$1,406,653
Other comprehensive income (loss)
Cash flow hedges net unrealized gain (loss)
(net of tax expense (benefit) of $—, ($7,935), and ($14,776) for 2022 to 2020, respectively)	1,035	(29,754)	(55,487)
Pension and other postretirement liabilities
(net of tax expense (benefit) of $46,789, $55,161, and $5,600 for 2022 to 2020, respectively)	146,893	195,929	22,496
Net unrealized investment gains (losses)
(net of tax expense (benefit) of ($2,231), ($28,435), and $17,586 for 2022 to 2020, respectively)	(7,154)	(49,496)	30,704
Other comprehensive income (loss)	140,774	116,679	(2,287)
COMPREHENSIVE INCOME (LOSS)	1,237,912	1,235,398	1,404,366
Preferred dividend requirements of subsidiaries and noncontrolling interest	(6,028)	227	18,319
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO ENTERGY CORPORATION	$1,243,940	$1,235,171	$1,386,047

CONSOLIDATED CAPITAL EXPENDITURES

HISTORICAL CAPITAL EXPENDITURES
($ millions)	2022	2021	2020
Utility
Generation	$1,124	$1,134	$1,218
Transmission	891	831	978
Distribution	2,561	3,477	1,949
Other	481	636	522
Entergy Wholesale Commodities	9	9	26
Total Historical Capital Expenditures	$5,066	$6,087	$4,694

ENTERGY CORPORATION SECURITIES DETAIL

ENTERGY CORPORATION LONG-TERM DEBT					CURRENT OR		AS OF
			MATURITY	FIRST CALL	FIRST CALL	DECEMBER 31,
CUSIP		RATE	DATE	DATE	PRICE	2022	2021

	$3.5B Bank Credit Facility	2.97%	06/27 (b)			$150	$165
	Commercial Paper (a)	2.09%				828	1,201
29364GAH6	4.00% Notes	4.00%	07/22	Now	MW (T+.30%)	—	650
29364GAJ2	2.95% Notes	2.95%	09/26	Now	MW (T+.25%)	750	750
29364GAK9	3.75% Notes	3.75%	06/50	Now	MW (T+.40%)	600	600
29364GAL7	2.80% Notes	2.80%	06/30	Now	MW (T+.35%)	600	600
29364GAM5	0.90% Notes	0.90%	09/25	Now	MW (T+.125%)	800	800
29364GAN3	1.90% Notes	1.90%	06/28	Now	MW (T+.15%)	650	650
29364GAP8	2.40% Notes	2.40%	06/31	Now	MW (T+.20%)	650	650
	Total					$5,028	$6,066
(a) Entergy Corporation has a commercial paper program with a program limit of up to $2.0 billion.
(b) The maturity date was extended in June 2022.

SECURITIES RATINGS (OUTLOOK)
	ISSUER RATING	CORPORATE CREDIT
As of 7/20/23	MOODY’S	S&P
Entergy Corporation	Baa2 (negative)	BBB+ (stable)

			AS OF
INVESTMENT IN AFFILIATE PREFERRED MEMBERSHIP INTERESTS			DECEMBER 31,
DESCRIPTION	ISSUE DATE	RATE	2022	2021
Between Entergy Louisiana and Entergy Holdings Co. LLC
Class A preferred non-voting membership interest units of Entergy Holdings Co. LLC	July 2008	10.00%	$—	$684
(0 units in 2022 and 6,843,780 units in 2021)
Class B preferred non-voting membership interest units of Entergy Holdings Co. LLC	July 2010	9.00%	—	413
(0 units in 2022 and 4,126,940 units in 2021)
Class C preferred non-voting membership interest units of Entergy Holdings Co. LLC	June 2014	7.50%	—	294
(0 units in 2022 and 2,935,153 units in 2021)
Between Entergy Louisiana's storm trust I and Entergy Finance Company, LLC
Class A preferred non-voting membership interest units of Entergy Finance Company, LLC (a)	May 2022	7.00%	3,164	—
(31,635,719 units in 2022 and 0 units in 2021)
Total			$3,164	$1,391
(a) Distributions are payable annually and have a liquidation price of $100 per unit. The units are subject to periodic serial redemption and mandatory redemption in certain specified circumstances.

UTILITY SELECTED DATA

UTILITY QUARTERLY FINANCIAL METRICS
	2022					2021					FY %
	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
GAAP MEASURES
As-reported net income applicable to common stock/equity ($ millions)	340	153	672	241	1,407	357	326	570	238	1,490	(5.6)
ROE – as-reported (%)(a)	8.2	7.2	7.6	7.5	7.5	11.9	11.5	11.3	8.8	8.8	(14.4)
Debt to capital Ratio (%)	53.0	52.3	52.7	52.2	52.2	54.3	53.4	52.7	53.8	53.8	(3.0)
NON-GAAP MEASURES
Adjusted earnings ($ millions)	340	444	672	229	1,686	357	326	559	222	1,463	15.2
ROE – adjusted (%)(a)	8.0	8.7	9.1	9.0	9.0	9.4	9.1	8.9	8.6	8.6	4.9
Debt to capital ratio, excluding securitization debt (%)	53.0	51.9	52.3	51.9	51.9	54.1	53.2	52.5	53.7	53.7	(3.4)
Net debt to net capital ratio, excluding securitization debt (%)	52.4	51.4	51.3	51.7	51.7	52.8	52.6	51.7	53.3	53.3	(3.0)
(a) Rolling twelve months

UTILITY ANNUAL FINANCIAL METRICS
	2022	2021	2020
GAAP MEASURES
As-reported net income applicable to common stock/equity ($ millions)	1,407	1,490	1,800
ROE – as-reported (%)(a)	7.5	8.8	12.0
Debt to capital ratio (%)	52.2	53.8	53.3
NON-GAAP MEASURES
Adjusted earnings ($ millions)	1,686	1,463	1,423
ROE – adjusted (%)(a)	9.0	8.6	9.5
Debt to capital ratio, excluding securitization debt (%)	51.9	53.7	53.1
Net debt to net capital ratio, excluding securitization debt (%)	51.7	53.3	51.0
(a) Rolling twelve months

UTILITY SECURITIES RATINGS (OUTLOOK)
MORTGAGE BONDS
As of 7/20/23	MOODY’S	S&P
Entergy Arkansas, LLC	A2 (stable)	A (stable)
Entergy Louisiana, LLC	A2 (stable)	A (stable)
Entergy Mississippi, LLC	A2 (stable)	A (stable)
Entergy New Orleans, LLC	Baa2 (stable)	BBB (developing)
Entergy Texas, Inc.	A3 (stable)	A (stable)
System Energy Resources, Inc.	Baa2 (negative)	BBB (negative)

UTILITY HISTORICAL CAPITAL EXPENDITURES(a)
($ millions)	2022	2021	2020
Entergy Arkansas	785	723	776
Entergy Louisiana	2,568	3,622	1,961
Entergy Mississippi	534	654	555
Entergy New Orleans	218	220	229
Entergy Texas	697	703	896
System Energy Resources	165	100	194
Other(b)	91	56	57
Total	5,057	6,078	4,668
(a) Historical capital expenditures include storm capital spending.
(b) Corresponds to Entergy Services, LLC and Entergy Operations, Inc.

UTILITY FINANCIAL RESULTS

UTILITY CONSOLIDATING INCOME STATEMENT (unaudited)

							OTHER/
In thousands, for the year ending December 31, 2022	E-AR	E-LA	E-MS	E-NO	E-TX	SERI	ELIMINATIONS(a)	UTILITY
OPERATING REVENUES:
Electric	$2,673,194	$6,246,933	$1,624,234	$855,248	$2,288,905	$658,812	($1,160,442)	$13,186,884
Natural gas	—	91,835	—	142,085	—	—	—	233,920
Total	2,673,194	6,338,768	1,624,234	997,333	2,288,905	658,812	(1,160,442)	13,420,804
OPERATING EXPENSES:
Operation and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	640,344	2,002,456	252,760	244,994	443,765	50,216	(141)	3,634,394
Purchased power	201,726	1,076,715	322,674	314,283	717,501	24,482	(1,179,260)	1,478,121
Nuclear refueling outage expenses	53,438	59,698	—	—	—	—	24,482	137,618
Other operation and maintenance	754,293	1,139,605	314,902	156,653	312,340	226,557	(4,591)	2,899,759
Decommissioning	82,326	72,122	—	—	—	40,235	1,148	195,831
Taxes other than income taxes	136,565	241,908	137,541	63,743	101,673	29,428	5,702	716,560
Depreciation and amortization	386,272	695,204	246,063	76,938	230,692	111,889	(1,236)	1,745,822
Other regulatory charges (credits) – net	(89,418)	148,871	38,017	19,596	49,175	503,162	—	669,403
Total	2,165,546	5,436,579	1,311,957	876,207	1,855,146	985,969	(1,153,896)	11,477,508
OPERATING INCOME	507,648	902,189	312,277	121,126	433,759	(327,157)	(6,546)	1,943,296
OTHER INCOME (DEDUCTIONS):
Allowance for equity funds used during construction	17,787	26,252	6,125	829	13,527	8,312	—	72,832
Interest and investment income (loss)	19,554	(69,144)	508	742	4,141	5,096	185,071	145,968
Interest and investment income – affiliated	—	185,826	—	—	—	—	(185,826)	—
Miscellaneous – net	(27,348)	9,824	(3,619)	(21)	(6,572)	(19,616)	(252)	(47,604)
Total	9,993	152,758	3,014	1,550	11,096	(6,208)	(1,007)	171,196
INTEREST EXPENSE:
Interest expense	150,928	373,480	86,960	34,829	95,454	37,381	(1,034)	777,998
Allowance for borrowed funds used during construction	(7,070)	(11,550)	(2,800)	(531)	(4,547)	(1,325)	—	(27,823)
Total	143,858	361,930	84,160	34,298	90,907	36,056	(1,034)	750,175
INCOME BEFORE INCOME TAXES	373,783	693,017	231,131	88,378	353,948	(369,421)	(6,519)	1,364,317
Income taxes	80,896	(162,853)	54,864	24,277	50,621	(92,828)	10,760	(34,263)
NET INCOME	292,887	855,870	176,267	64,101	303,327	(276,593)	(17,279)	1,398,580
Preferred dividend requirements of subsidiaries and noncontrolling interest	(4,358)	1,366	(21,355)	—	2,072	—	14,250	(8,025)
EARNINGS APPLICABLE TO
COMMON STOCK / EQUITY	$297,245	$854,504	$197,622	$64,101	$301,255	($276,593)	($31,529)	$1,406,605
(a) Entergy Utility Holding Company, LLC, Entergy Services, LLC, Entergy Operations, Inc., and the elimination of intercompany transactions.

UTILITY FINANCIAL RESULTS

UTILITY CONSOLIDATING BALANCE SHEET (unaudited)

							OTHER/
In thousands, as of December 31, 2022	E-AR	E-LA	E-MS	E-NO	E-TX	SERI	ELIMINATIONS(a)	UTILITY
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$1,911	$50,318	$26	$27	$500	$78	$48,189	$101,049
Temporary cash investments	3,367	6,295	16,953	4,437	2,997	2,862	10,275	47,186
Total cash and cash equivalents	5,278	56,613	16,979	4,464	3,497	2,940	58,464	148,235
Securitization recovery trust account	—	—	—	2,235	10,879	—	(13,114)	—
Accounts receivable:
Customer	140,513	339,291	99,504	93,288	115,955	—	1	788,552
Allowance for doubtful accounts	(6,528)	(7,595)	(2,472)	(11,909)	(2,352)	—	—	(30,856)
Associated companies	45,336	88,896	37,673	149,927	115,549	158,601	(587,991)	7,991
Other	101,096	53,241	34,564	6,110	21,587	6,145	1,009	223,752
Accrued unbilled revenues	116,816	199,077	73,473	37,284	69,208	—	1	495,859
Total accounts receivable	397,233	672,910	242,742	274,700	319,947	164,746	(586,980)	1,485,298
Deferred fuel costs	139,739	159,183	143,211	10,153	258,115	—	—	710,401
Fuel inventory – at average cost	51,144	41,859	15,548	5,872	26,750	—	1	141,174
Materials and supplies – at average cost	288,260	555,860	84,346	22,498	93,031	135,346	3	1,179,344
Deferred nuclear refueling outage costs	56,443	53,833	—	—	—	33,377	—	143,653
Prepayments and other	26,576	76,646	9,603	6,312	20,568	9,097	42,140	190,942
Total	964,673	1,616,904	512,429	326,234	732,787	345,506	(499,486)	3,999,047
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates	—	3,163,572	—	—	250	—	12,407	3,176,229
Decommissioning trust funds	1,199,860	1,779,090	—	—	—	1,142,914	—	4,121,864
Non-utility property – at cost (less accumulated depreciation)	—	293,406	4,512	1,050	376	—	58,419	357,763
Escrow accounts	—	350,723	33,549	75,000	—	—	(57,317)	401,955
Other	2,414	19,679	910	675	18,975	—	(499)	42,154
Total	1,202,274	5,606,470	38,971	76,725	19,601	1,142,914	13,010	8,099,965
UTILITY PLANT
Electric	14,077,844	27,498,136	7,079,849	1,934,837	7,409,461	5,425,449	1,009,565	64,435,141
Natural gas	—	301,719	—	390,252	—	—	(1)	691,970
Construction work in progress	417,244	736,969	170,191	39,607	339,139	102,987	37,023	1,843,160
Nuclear fuel	176,174	212,941	—	—	—	193,004	—	582,119
Total utility plant	14,671,262	28,749,765	7,250,040	2,364,696	7,748,600	5,721,440	1,046,587	67,552,390
Less – accumulated depreciation and amortization	5,729,304	10,087,942	2,264,786	808,224	2,135,400	3,412,257	699,516	25,137,429
Utility plant – net	8,941,958	18,661,823	4,985,254	1,556,472	5,613,200	2,309,183	347,071	42,414,961
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Other regulatory assets (includes securitization property
of $282,886 as of December 31, 2022)	1,810,281	2,056,179	519,460	202,112	578,682	415,121	454,562	6,036,397
Deferred fuel costs	68,883	168,122	—	4,080	—	—	—	241,085
Goodwill	—	—	—	—	—	—	374,099	374,099
Accumulated deferred income taxes	—	—	—	—	—	—	81,315	81,315
Other	18,507	35,057	22,650	46,778	99,694	1,422	(71,734)	152,374
Total	1,897,671	2,259,358	542,110	252,970	678,376	416,543	838,242	6,885,270
TOTAL ASSETS	$13,006,576	$28,144,555	$6,078,764	$2,212,401	$7,043,964	$4,214,146	$698,837	$61,399,243
(a) Entergy Utility Holding Company, LLC, Entergy Services, LLC, Entergy Operations, Inc., and the elimination of intercompany transactions.

UTILITY FINANCIAL RESULTS

UTILITY CONSOLIDATING BALANCE SHEET (unaudited)

							OTHER/
In thousands, as of December 31, 2022	E-AR	E-LA	E-MS	E-NO	E-TX	SERI	ELIMINATIONS(a)	UTILITY
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$290,000	$1,010,000	$400,000	$170,000	$—	$300,037	$—	$2,170,037
Payable due to associated companies	—	—	—	1,306	—	—	(1,306)	—
Accounts payable:
Associated companies	276,362	356,688	60,532	53,258	70,321	21,701	(796,181)	42,681
Other	310,339	589,355	176,162	57,291	201,982	58,178	376,424	1,769,731
Customer deposits	102,799	161,666	89,668	31,826	38,764	—	—	424,723
Taxes accrued	100,526	36,004	124,905	10,308	93,033	7,597	34,871	407,244
Interest accrued	18,816	101,336	18,208	8,080	23,928	11,591	1	181,960
Pension and other postretirement liabilities	—	—	—	—	—	—	89,348	89,348
Sale-leaseback/depreciation regulatory liability	—	—	—	—	—	103,497	—	103,497
Other	43,394	72,525	38,908	6,560	16,963	4,071	13,562	195,983
Total	1,142,236	2,327,574	908,383	338,629	444,991	506,672	(283,281)	5,385,204
NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	1,498,234	2,374,878	780,030	385,259	744,227	376,070	(234,711)	5,923,987
Accumulated deferred investment tax credits	28,472	97,868	14,591	16,481	8,711	44,692	405	211,220
Regulatory liability for income taxes - net	435,157	337,836	202,058	39,738	132,647	110,840	—	1,258,276
Other regulatory liabilities	475,758	1,037,962	79,865	—	45,247	665,024	20,734	2,324,590
Decommissioning and asset retirement cost liabilities	1,472,736	1,736,801	7,797	—	11,121	1,042,461	—	4,270,916
Accumulated provisions	79,998	316,314	37,509	87,048	7,593	—	2,448	530,910
Pension and other postretirement liabilities	118,020	389,631	23,742	—	—	40,750	474,875	1,047,018
Long-term debt (includes securitization bonds
of $292,761 as of December 31, 2022)	3,876,500	9,688,922	1,931,096	596,047	2,895,913	477,868	—	19,466,346
Long-term payable due to associated companies	—	—	—	8,279	—	—	(8,279)	—
Other	97,650	343,321	53,156	38,104	74,053	2	497,929	1,104,215
Total	8,082,525	16,323,533	3,129,844	1,170,956	3,919,512	2,757,707	753,401	36,137,478

Preferred stock without sinking fund	—	—	—	—	—	—	195,161	195,161

EQUITY:
Common stock or member's equity	3,753,990	9,406,343	2,037,190	702,816	49,452	1,086,850	(14,577,893)	2,458,748
Paid-in capital	—	—	—	—	1,050,125	—	2,644,384	3,694,509
Retained earnings (accumulated deficit)	—	—	—	—	1,541,134	(137,083)	12,100,910	13,504,961
Accumulated other comprehensive income (loss)	—	55,370	—	—	—	—	(13,845)	41,525
Noncontrolling interest	27,825	31,735	3,347	—	—	—	(62,907)	—
Less – treasury stock, at cost	—	—	—	—	—	—	120,000	120,000
Total common shareholders' equity	3,781,815	9,493,448	2,040,537	702,816	2,640,711	949,767	(29,351)	19,579,743
Preferred stock without sinking fund	—	—	—	—	38,750	—	62,907	101,657
Total	3,781,815	9,493,448	2,040,537	702,816	2,679,461	949,767	33,556	19,681,400

TOTAL LIABILITIES AND EQUITY	$13,006,576	$28,144,555	$6,078,764	$2,212,401	$7,043,964	$4,214,146	$698,837	$61,399,243
(a) Entergy Utility Holding Company, LLC, Entergy Services, LLC, Entergy Operations, Inc., and the elimination of intercompany transactions.

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS

	2022	2021	2020
ENTERGY ARKANSAS, LLC
As-Reported Earnings Applicable to Member's Equity ($ millions)	297	317	245
Less Adjustments ($ millions)	—	(3)	6
Adjusted Earnings ($ millions)	297	320	239
GAAP MEASURES
Return on Average Member's Equity – As-Reported (%)	8.1	9.3	7.7
Debt to Capital (%)	52.5	52.6	54.8
Total Debt ($ millions)	4,180	3,974	3,980
Total Equity ($ millions)	3,754	3,543	3,276
NON-GAAP MEASURES
Return on Average Member's Equity – Adjusted (%)	8.1	9.4	7.5
Total Debt, excluding securitization debt ($ millions)	4,180	3,974	3,980
Debt to Capital, excluding securitization debt (%)	52.5	52.6	54.8
Net Debt to Net Capital, excluding securitization debt (%)	52.5	52.6	53.6

ENTERGY LOUISIANA, LLC
As-Reported Earnings Applicable to Member's Equity ($ millions)	855	654	1,082
Less Adjustments ($ millions)	117	17	383
Adjusted Net Income ($ millions)	738	637	699
GAAP MEASURES
Return on Average Member's Equity – As-Reported (%)	9.7	8.4	15.6
Debt to Capital (%)	53.0	57.2	54.8
Total Debt ($ millions)	10,717	10,933	9,044
Total Equity ($ millions)	9,462	8,181	7,458
NON-GAAP MEASURES
Return on Average Member's Equity – Adjusted (%)	8.4	8.1	10.1
Total Debt, excluding securitization debt ($ millions)	10,717	10,933	9,034
Debt to Capital, excluding securitization debt (%)	53.0	57.2	54.8
Net Debt to Net Capital, excluding securitization debt (%)	52.9	57.2	52.7

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS (CONTINUED)

	2022	2021	2020
ENTERGY MISSISSIPPI, LLC
As-Reported Earnings Applicable to Member's Equity ($ millions)	198	167	141
Less Adjustments ($ millions)	—	—	4
Adjusted Earnings ($ millions)	198	167	137
GAAP MEASURES
Return on Average Member's Equity – As-Reported (%)	10.2	9.5	8.7
Debt to Capital (%)	53.4	54.3	51.7
Total Debt ($ millions)	2,340	2,189	1,788
Total Equity ($ millions)	2,037	1,840	1,673
NON-GAAP MEASURES
Return on Average Member's Equity – Adjusted (%)	10.2	9.5	8.5
Net Debt to Net Capital (%)	53.2	53.8	51.7

ENTERGY NEW ORLEANS, LLC
As-Reported Net Income ($ millions)	64	32	49
Less Adjustments ($ millions)	—	2	(1)
Adjusted Earnings ($ millions)	64	30	50
GAAP MEASURES
Return on Average Member's Equity – As-Reported (%)	9.6	5.1	8.9
Debt to Capital (%)	52.6	55.4	51.5
Total Debt ($ millions)	780	792	646
Total Equity ($ millions)	703	639	607
NON-GAAP MEASURES
Return on Average Member's Equity – Adjusted (%)	9.6	4.9	9.1
Total Debt, excluding securitization debt ($ millions)	762	763	604
Debt to Capital, excluding securitization debt (%)	52.0	54.4	49.9
Net Debt to Net Capital, excluding securitization debt (%)	51.9	53.0	49.9

ENTERGY TEXAS, INC.
As-Reported Earnings Applicable to Common Stock ($ millions)	301	227	213
Less Adjustments ($ millions)	13	—	2
Adjusted Net Income ($ millions)	288	227	211
GAAP MEASURES
ROE – As-Reported (%)	11.8	9.9	11.0
Debt to Capital (%)	52.0	48.7	53.7
Total Debt ($ millions)	2,904	2,362	2,499
Total Preferred ($ millions)	39	39	35
Total Common Equity ($ millions)	2,641	2,444	2,123
NON-GAAP MEASURES
ROE – Adjusted (%)	11.3	9.9	10.9
Total Debt, excluding securitization debt ($ millions)	2,629	2,308	2,376
Debt to Capital, excluding securitization debt (%)	49.5	48.2	52.4
Net Debt to Net Capital, excluding securitization debt (%)	49.5	48.2	49.7

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS (CONTINUED)

	2022	2021	2020
SYSTEM ENERGY RESOURCES, INC.
As-Reported Net Income/(Loss) ($ millions)	(277)	107	99
Less Adjustments ($ millions)	(402)	—	(16)
Adjusted Earnings ($ millions)	125	107	115
GAAP MEASURES
ROE – As-Reported (%)	(27.1)	9.8	11.1
Debt to Capital (%)	45.0	40.4	42.7
Total Debt ($ millions)	778	741	805
Total Equity ($ millions)	950	1,091	1,081
NON-GAAP MEASURES
ROE – Adjusted (%)	12.2	9.8	12.8
Net Debt to Net Capital (%)	44.9	37.4	34.2

UTILITY STATISTICAL INFORMATION

WEATHER ANALYSIS

Entergy reports estimated impact of weather on retail sales and revenue, earnings, and earnings per share. The effects of weather were estimated using heating degree days and cooling degree days for the period from certain locations within each jurisdiction and comparing to “normal” weather based on 20-year historical data. The models used to estimate weather are updated periodically and are subject to change.

Entergy uses a proprietary model to calculate degree days. For analysis purposes, we are providing degree days from Bloomberg, which is a reasonable proxy for Entergy's proprietary model.

Cooling degree days and heating degree days can have varying impacts depending on the geographical location and/or the season.

Note that extreme weather events, such as a polar vortex or hurricane, can impact weather estimates.

Degree days are estimated weighting data from the following weather stations:
	Total Utility	E-AR	E-LA	E-MS	E-NO	E-TX
BPT (Beaumont, TX)	8%					47%
BTR (Baton Rouge, LA)	9%		25%
IAH (Houston, TX)	9%					53%
JAN (Jackson, MS)	12%			76%
LCH (Lake Charles, LA)	5%		14%
LIT (Little Rock, AR)	24%	100%
MEM (Memphis, TN)	4%			24%
BQP (Bastrop, LA)	7%		18%
MSY (New Orleans, LA)	23%		44%		100%

"Normal" is defined as 65 degrees; 20-year "normal" degree days by quarter are as follows:
	1Q	2Q	3Q	4Q
Total Utility
Cooling degree days	89	926	1,533	245
Heating degree days	1,079	75	1	720

E-AR
Cooling degree days	24	732	1,406	107
Heating degree days	1,609	148	3	1,102

E-LA
Cooling degree days	117	1,006	1,585	302
Heating degree days	858	44	-	559

E-MS
Cooling degree days	51	798	1,421	160
Heating degree days	1,307	109	1	894

E-NO
Cooling degree days	146	1,095	1,650	369
Heating degree days	696	23	-	428

E-TX
Cooling degree days	131	1,078	1,657	348
Heating degree days	751	30	-	485

UTILITY STATISTICAL INFORMATION

WEATHER ANALYSIS

	2022					2021
	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY
Total Utility
Cooling degree days (source: Bloomberg)	65	1,066	1,549	232		103	844	1,491	338
Cooling degree days vs. 20-year average	(24)	140	15	(14)		15	(82)	(42)	92
Heating degree days (source: Bloomberg)	1,164	57	1	742		1,186	105	1	491
Heating degree days vs. 20-year average	85	(18)	-	22		107	30	-	(229)

Estimated impact on sales (GWh)	350	911	238	4	1,503	414	(238)	(195)	(410)	(429)
Estimated impact on earnings (after-tax $M)	16	50	20	-	86	23	(15)	(9)	(21)	(21)

E-AR
Cooling degree days (source: Bloomberg)	15	831	1,540	114		8	592	1,378	161
Cooling degree days vs vs. 20-year average	(10)	99	133	7		(16)	(140)	(29)	54
Heating degree days (source: Bloomberg)	1,588	125	1	1,119		1,821	217	4	839
Heating degree days vs vs. 20-year average	(21)	(23)	(1)	17		211	69	2	(263)

Estimated impact on sales (GWh)	(52)	162	257	39	406	138	(96)	(38)	(86)	(82)
Estimated impact on earnings (after-tax $M)	(4)	10	19	3	28	8	(7)	(3)	(4)	(6)

E-LA
Cooling degree days (source: Bloomberg)	90	1,136	1,529	279		150	941	1,520	399
Cooling degree days vs vs. 20-year average	(27)	130	(56)	(23)		32	(65)	(65)	97
Heating degree days (source: Bloomberg)	984	32	1	588		932	61	-	363
Heating degree days vs vs. 20-year average	126	(12)	1	29		74	17	-	(196)

Estimated impact on sales (GWh)	137	390	(38)	(41)	449	152	(89)	(63)	(128)	(127)
Estimated impact on earnings (after-tax $M)	6	19	(1)	(3)	22	7	(4)	(2)	(6)	(5)

E-MS
Cooling degree days (source: Bloomberg)	37	913	1,422	119		76	708	1,392	255
Cooling degree days vs vs. 20-year average	(14)	115	1	(41)		26	(90)	(29)	95
Heating degree days (source: Bloomberg)	1,406	90	2	868		1,370	130	1	636
Heating degree days vs vs. 20-year average	99	(19)	1	(27)		63	22	-	(258)

Estimated impact on sales (GWh)	84	123	(19)	(24)	164	34	(57)	(42)	(69)	(134)
Estimated impact on earnings (after-tax $M)	4	6	(1)	(1)	9	2	(3)	(2)	(4)	(7)

E-NO
Cooling degree days (source: Bloomberg)	123	1,253	1,580	346		179	1,088	1,680	474
Cooling degree days vs vs. 20-year average	(22)	159	(70)	(23)		33	(6)	30	105
Heating degree days (source: Bloomberg)	774	9	-	445		720	27	-	238
Heating degree days vs vs. 20-year average	77	(14)	-	17		23	4	-	(191)

Estimated impact on sales (GWh)	29	55	(17)	1	68	34	1	17	(27)	25
Estimated impact on earnings (after-tax $M)	2	4	(1)	-	4	2	-	1	(2)	1

E-TX
Cooling degree days (source: Bloomberg)	86	1,315	1,714	355		131	1,015	1,604	478
Cooling degree days vs vs. 20-year average	(45)	237	56	7		-	(63)	(53)	130
Heating degree days (source: Bloomberg)	887	7	-	547		855	52	-	245

Heating degree days vs vs. 20-year average	137	(23)	-	62		105	21	-	(240)

Estimated impact on sales (GWh)	152	181	54	30	416	56	2	(69)	(100)	(111)
Estimated impact on earnings (after-tax $M)	7	10	4	1	23	4	(1)	(3)	(5)	(5)

UTILITY SECURITIES DETAIL

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY ARKANSAS, LLC

BONDS:		BOND		MATURITY	FIRST CALL	CURRENT OR	AS OF DECEMBER 31,
CUSIP		TYPE	RATE	DATE	DATE	FIRST CALL PRICE	2022	2021
($ millions)
29364DAR1	3.05% Series	Mortgage	3.05%	6/23	Now	MW (T + .20%)	$250	$250
29364DAS9	3.7% Series	Mortgage	3.70%	6/24	Now	MW (T + .15%)	375	375
29364DAU4	3.5% Series	Mortgage	3.50%	4/26	Now	MW (T + .20%)	600	600
29364DAV2	4.00% Series	Mortgage	4.00%	6/28	Now	MW (T + .20%)	350	350
29364DAT7	4.95% Series	Mortgage	4.95%	12/44	Now	MW (T + .30%)	250	250
29366MAA6	4.20% Series	Mortgage	4.20%	4/49	Now	MW (T + .20%)	550	350
29364D100	4.875% Series	Mortgage	4.88%	9/66	Now	100%	410	410
29366MAB4	2.65% Series	Mortgage	2.65%	6/51	Now	MW (T + .20%)	675	675
29366MAC2	3.35% Series	Mortgage	3.35%	6/52	Now	MW (T + .20%)	400	400
	Total bonds						3,860	3,660
OTHER LONG-TERM DEBT:
76824*AW4	3.17% Series M – Variable Interest Entity Note Payable		3.17%	12/23	Now	MW (T + .50%)	40	40
76824*AX2	1.84% Series N – Variable Interest Entity Note Payable		1.84%	7/26	Now	MW (T + .50%)	90	90
	Credit Facility - Variable Interest Entity		2.62%	6/25			—	5
	Long-Term United States Department of Energy Obligation(a)						195	192
	Unamortized Premium and Discount – Net						13	3
	Unamortized Debt Issuance Costs						(33)	(33)
	Other						2	2
TOTAL LONG-TERM DEBT							4,167	3,959
Less Amount Due Within One Year							290	—
Long-Term Debt Excluding Amount Due Within One Year							$3,877	$3,959
Fair Value of Long-Term Debt(b)							$3,539	$4,177
Weighted-average annualized coupon rate (c)							3.7%	3.6%
(a) Pursuant to the Nuclear Waste Policy Act of 1982, Entergy’s nuclear owner/licensee subsidiaries have contracts with the DOE for spent nuclear fuel disposal service. The contracts include a one-time fee for generation prior to April 7, 1983. Entergy Arkansas is the only Entergy company that generated electric power with nuclear fuel prior to that date and includes the one-time fee, plus accrued interest, in long-term debt.
(b) The fair value excludes long-term DOE obligations at Entergy Arkansas and includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pg 196 of 2022 10K)
and are based on prices derived from inputs such as benchmark yields and reported trades.
(c) Rate calculation only includes Bonds and Variable Interest Entities notes

ENTERGY UTILITY HOLDING COMPANY, LLC
			SHARES
			AUTHORIZED AND OUTSTANDING
PREFERRED STOCK:			AS OF DECEMBER 31,		AS OF DECEMBER 31,
CUSIP		RATE	2022	2021	2022	2021
($ millions)
	Without sinking fund:
	Cumulative, $100 par value:
	7.5% Series	7.50%	110,000	110,000	$107	$107
	6.25% Series	6.25%	15,000	15,000	14	14
	6.75% Series	6.75%	75,000	75,000	73	73
	Total without sinking fund		200,000	200,000	$195	$195
Note: Dollar amount outstanding is net of preferred stock issuance costs.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY LOUISIANA, LLC

BONDS:		BOND		MATURITY	FIRST CALL	CURRENT OR	AS OF DECEMBER 31,
CUSIP		TYPE	RATE	DATE	DATE	FIRST CALL PRICE	2022	2021
($ millions)
29364WAR9	3.30% Series	Mortgage	3.30%	12/22	Now	MW (T + .25%)	$—	$200
29364WAS7	4.05% Series	Mortgage	4.05%	9/23	Now	MW (T + .20%)	325	325
29365PAP7	5.59% Series	Mortgage	5.59%	10/24	Now	MW (T + .40%)	300	300
29364WAK4	5.40% Series	Mortgage	5.40%	11/24	Now	MW (T + .35%)	400	400
29365PAR3	3.78% Series	Mortgage	3.78%	04/25	Now	MW (T + .20%)	110	110
29364WAU2	3.78% Series	Mortgage	3.78%	04/25	Now	MW (T + .20%)	190	190
29364WAM0	4.44% Series	Mortgage	4.44%	1/26	Now	MW (T + .30%)	250	250
29364WAY4	2.4% Series	Mortgage	2.40%	10/26	Now	MW (T + .15%)	400	400
29364WAZ1	3.12% Series	Mortgage	3.12%	9/27	Now	MW (T + .15%)	450	450
29364WAW8	3.25% Series	Mortgage	3.25%	04/28	Now	MW (T + .25%)	425	425
29364WAX6	3.05% Series	Mortgage	3.05%	6/31	Now	MW (T + .25%)	325	325
29364WBA5	4.0% Series	Mortgage	4.00%	3/33	Now	MW (T + .20%)	750	750
29364WAT5	5.0% Series	Mortgage	5.00%	7/44	Now	MW (T + .25%)	170	170
29364WAV0	4.95% Series	Mortgage	4.95%	1/45	Now	MW (T + .30%)	450	450
29364WBB3	4.2% Series	Mortgage	4.20%	9/48	Now	MW (T + .20%)	900	900
29364WBC1	4.2% Series	Mortgage	4.20%	4/50	Now	MW (T + .20%)	525	525
29364W108	4.875% Series	Mortgage	4.88%	9/66	Now	100%	270	270
29364WBD9	2.90% Series	Mortgage	2.90%	3/51	Now	MW (T +.20%)	650	650
29364WBF4	0.62% Series	Mortgage	0.62%	45253	Now	100%	665	1,100
29364WBE7	1.60% Series	Mortgage	1.60%	12/30	Now	MW (T +.15%)	300	300
29364WBH0	2.35% Series	Mortgage	2.35%	6/32	Now	MW (T +.15%)	500	500
29364WBJ6	3.10% Series	Mortgage	3.10%	6/41	Now	MW (T +.15%)	500	500
29364WBK3	0.95% Series	Mortgage	0.95%	10/24	Now	100%	1,000	1,000
29364WBL1	4.75% Series	Mortgage	4.75%	9/52	3/15/52	MW (T + .25%)	500	—
54628CUG5	2.0% Series – Louisiana Local Government Environnmental	Governmental(a,b)	2.00%	6/30	4/1/26	100%	16	16
54628CUH3	2.5% Series – Louisiana Local Government Environnmental	Governmental(a,b)	2.50%	4/36	4/1/26	100%	182	182
	Total bonds						$10,554	$10,689
OTHER LONG-TERM DEBT:
	$350M Bank Credit Facility		7.75%	6/27			50	125
76822*AN6	3.22% Series I – Variable Interest Entity Note Payable		3.22%	12/23	Now	MW (T + .50%)	20	20

76803@AU1	2.51% Series V - Variable Interest Entity Note Payable	2.51%	6/27	Now	MW (T + .50%)	70	70
	Credit Facility – Variable Interest Entity – River Bend	2.17%	6/23			13	43
	Credit Facility – Variable Interest Entity – Waterford	2.74%	6/23			61	40
	Unamortized Premium and Discount – Net					(8)	(8)
	Unamortized Debt Issuance Costs					(64)	(68)
	Other					4	4
	TOTAL LONG-TERM DEBT					10,699	10,914
	Less Amount Due Within One Year					1,010	200
	Long-Term Debt Excluding Amount Due Within One Year					$9,689	$10,714
	Fair Value of Long-Term Debt(c)					$9,445	$11,493
	Weighted-average annualized coupon rate (d)					3.3%	3.1%
(a) Consists of pollution control revenue bonds and environmental revenue bonds.
(b) The bonds are secured by a series of collateral first mortgage bonds.
(c) The fair value includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pg 196 of 2022 10-K) and are based on prices derived from inputs such as benchmark yields and reported trades.
(d) Rate calculation only includes Bonds and Variable Interest Entities notes

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY MISSISSIPPI, LLC

BONDS:		BOND		MATURITY	FIRST CALL	CURRENT OR	AS OF DECEMBER 31,
CUSIP		TYPE	RATE	DATE	DATE	FIRST CALL PRICE	2022	2021
($ millions)
29364NAR9	3.1% Series	Mortgage	3.10%	7/23	Now	MW (T + .25%)	$250	$250
29364NAS7	3.75% Series	Mortgage	3.75%	7/24	Now	MW (T + .15%)	100	100
29364NAU2	3.25% Series	Mortgage	3.25%	12/27	Now	MW (T + .15%)	150	150
29364NAT5	2.85% Series	Mortgage	2.85%	6/28	Now	MW (T + .20%)	375	375
29365*AA6	4.52% Series	Mortgage	4.52%	12/38	Now	MW (T + .50%)	55	55
29366WAA4	3.85% Series	Mortgage	3.85%	6/49	Now	MW (T + .20%)	435	435
29364N108	4.90% Series	Mortgage	4.90%	10/66	Now	100%	260	260
29366WAB2	3.50% Series	Mortgage	3.50%	6/51	Now	MW (T + .35%)	370	370
29366WAC0	2.55% Series	Mortgage	2.55%	12/33	Now	MW (T + .20%)	200	200
	Total bonds						2,195	2,195
OTHER LONG-TERM DEBT:
	Unsecured Term Loan		4.08%	12/23			150	—
	Unamortized Premium and Discount – Net						6	6
	Unamortized Debt Issuance Cost						(20)	(21)
TOTAL LONG-TERM DEBT							2,331	2,180
Less Amount Due Within One Year							400	—
Long-Term Debt Excluding Amount Due Within One Year							$1,931	$2,180
Fair Value of Long-Term Debt(a)							$1,987	$2,346
Weighted-average annualized coupon rate (b)							3.5%	3.5%
(a) The fair value includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pg 196 of 2022 10-K) and are based on prices derived from inputs such as benchmark yields and reported trades.
(b) Rate calculation only includes Bonds

ENTERGY NEW ORLEANS, LLC

BONDS:		BOND		MATURITY	FIRST CALL	CURRENT OR	AS OF DECEMBER 31,
CUSIP		TYPE	RATE	DATE	DATE	FIRST CALL PRICE	2022	2021
($ millions)
29364PAN3	3.9% Series	Mortgage	3.90%	07/23	Now	MW (T + .30%)	$100	$100
29364PAP8	4.0% Series	Mortgage	4.00%	6/26	Now	MW (T + .35%)	85	85
29365@AA4	4.51% Series	Mortgage	4.51%	9/33	Now	MW (T + .50%)	60	60
29364P509	5.0% Series	Mortgage	5.00%	12/52	Now	100%	30	30
29364P103	5.5% Series	Mortgage	5.50%	4/66	Now	100%	110	110
29365@AB2	3.0% Series	Mortgage	3.00%	3/25	Now	MW (T + .50%)	78	78
29365@AC0	3.75% Series	Mortgage	3.75%	3/40	Now	MW (T + .50%)	62	62
29365@AD8	4.19% Series	Mortgage	4.19%	11/31	Now	MW (T + .50%)	90	90
29365@AE6	4.51% Series	Mortgage	4.51%	11/36	Now	MW (T + .50%)	70	70
	Total bonds						685	685
OTHER LONG-TERM DEBT:
29277VAA4	2.67% Series Senior Secured - Securitization Bond		2.67%	6/27			19	31
	Unsecured Term Loan		2.50%	5/23			70	70
	Payable to Entergy Louisiana			11/35			10	11
	Unamortized Premium and Discount – Net						—	—
	Unamortized Debt Issuance Cost						(8)	(9)
TOTAL LONG-TERM DEBT							776	788
Less Amount Due Within One Year							171	1
Long-Term Debt Excluding Amount Due Within One Year							$604	$787
Fair Value of Long-Term Debt(a)							$708	$766
Weighted-average annualized coupon rate (b)							4.1%	4.2%
(a) The fair value includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pg 196 of 2022 10-K) and are based on prices derived from inputs such as benchmark yields and reported trades.
(b) Rate calculation only includes Bonds and Securitization Bonds

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY TEXAS, INC.

BONDS:		BOND		MATURITY	FIRST CALL	CURRENT OR	AS OF DECEMBER 31,
CUSIP		TYPE	RATE	DATE	DATE	FIRST CALL PRICE	2022	2021
($ millions)
29365TAF1	3.45% Series	Mortgage	3.45%	12/27	Now	MW (T + .20%)	$150	$150
29365TAG9	4.0% Series	Mortgage	4.00%	3/29	Now	MW (T + .25%)	300	300
29365TAH7	4.5% Series	Mortgage	4.50%	3/39	Now	MW (T + .25%)	400	400
29365TAD6	5.15% Series	Mortgage	5.15%	6/45	Now	MW (T + .35%)	250	250
29365TAJ3	3.55% Series	Mortgage	3.55%	9/49	Now	MW (T + .20%)	475	475
29365TAK0	1.75% Series	Mortgage	1.75%	3/31	Now	MW (T + .20%)	600	600
29365TAL8	1.50% Series	Mortgage	1.50%	9/26	Now	MW (T + .15%)	130	130
29365TAM6	5.00% Series	Mortgage	5.00%	9/52	Now	MW (T + .30%)	325	—
	Total bonds						2,630	2,305
OTHER LONG-TERM DEBT:
29365KAC7	4.38% Series Senior Secured - Securitization Bond		4.38%	11/23			—	54
	3.051% Series Senior Secured - Securitization Bond		3.05%	12/28			88	—
	3.697% Series Senior Secured - Securitization Bond		3.70%	12/36			191	—
	Unamortized Premium and Discount – Net						12	14
	Unamortized Debt Issuance Costs						(24)	(19)
TOTAL LONG-TERM DEBT							2,896	2,354
Less Amount Due Within One Year							—	—
Long-Term Debt Excluding Amount Due Within One Year							$2,896	$2,354
Fair Value of Long-Term Debt(a)							$2,486	$2,484
Weighted-average annualized coupon rate (b)							3.6%	3.4%
(a) The fair value includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pg 196 of 2022 10-K) and are based on prices derived from inputs such as benchmark yields and reported trades.
(b) Rate calculation only includes Bonds and Securitization Bonds

		AUTHORIZED AND OUTSTANDING
PREFERRED STOCK:			AS OF DECEMBER 31,		AS OF DECEMBER 31,
CUSIP		RATE	2022	2021	2022	2021
($ millions)
	Without sinking fund:
	Cumulative, $100 par value:
29365T302	5.375% Series	5.375%	1,400,000	1,400,000	$35	$35
N/A	5.100% Series	5.100%	150,000	150,000	4	4
	Total without sinking fund		1,550,000	1,550,000	$39	$39

SYSTEM ENERGY RESOURCES, INC.

BONDS:		BOND		MATURITY	FIRST CALL	CURRENT OR	AS OF DECEMBER 31,
CUSIP		TYPE	RATE	DATE	DATE	FIRST CALL PRICE	2022	2021
($ millions)
605279MG0	2.5% Series – MBFC	Governmental(a)	2.50%	4/22	Now	100%	$—	$50
605279MK1	2.375% Series - MBFC	Governmental(a)	2.38%	6/44	6/26	100%	84	84
871911AS2	4.10% Series	Mortgage	4.10%	4/23	Now	MW (T + 0.40%)	250	250
871911AT0	2.14% Series	Mortgage	2.14%	12/25	Now	MW (T + 0.30%)	200	200
	Total bonds						534	584
OTHER LONG-TERM DEBT:
	Unsecured Term Loan		3.72%	11/23			50
76823#AU5	2.05% Series K – Variable Interest Entity Note Payable		2.05%	9/27			90	90
	Credit Facility – Variable Interest Entity		2.77%	6/25			73	36
361561AA1	Grand Gulf Lease Obligation 5.13%		5.13%	9/27			34	34
	Unamortized Premium and Discount – Net						—	—
	Unamortized Debt Issuance Costs						(3)	(3)
TOTAL LONG-TERM DEBT							778	741
Less Amount Due Within One Year							300	50
Long-Term Debt Excluding Amount Due Within One Year							$478	$691
Fair Value of Long-Term Debt(b)							$702	$743
Weighted-average annualized coupon rate (c)							3.0%	2.9%
(a) Consists of pollution control revenue bonds and environmental revenue bonds.
(b) The fair value excludes lease obligations of $34 million at System Energy and includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pg 196 of 2022 10K) and and are based on prices derived from inputs such as benchmark yields and reported trades.
(c) Rate calculation only includes Bonds and Variable Interest Entities notes

UTILITY STATISTICAL INFORMATION

UTILITY OWNED AND LEASED CAPABILITY
As of December 31, 2022	PLANTS	UNITS	(MW)(a)
Plants that use fuel type:
Gas and Oil	25	55	16,471
Coal	4	6	2,091
Hydro	2	5	73
Nuclear	4	5	5,211
Solar	9	9	229
Total	44	80	24,075
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

UTILITY SELECTED OPERATING DATA
	2022	2021	2020
SOURCES OF ENERGY (GWh)
Net Generation:
Gas and Oil	69,663	61,828	60,734
Coal	7,644	7,693	4,169
Nuclear	38,149	41,352	37,807
Hydro	142	177	209
Solar	372	36	6
Total Net Generation	115,970	111,086	102,925
Purchased Power:
Affiliated Companies	—	—	—
Non-affiliated Companies	24,779	24,709	26,651
Total Purchased Power	24,779	24,709	26,651
Total Sources of Energy	140,749	135,795	129,576
USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	37,134	35,230	35,173
Commercial	27,982	26,800	26,465
Industrial	52,501	49,866	47,117
Governmental	2,512	2,426	2,415
Total Retail	120,129	114,322	111,170
Sales for Resale	15,968	16,656	13,658
Unbilled Energy(a)	—	—	40
Total Electric Energy Sales	136,097	130,978	124,868
Line Losses and Company Usage	4,324	4,828	4,709
Total Uses of Energy	140,421	135,806	129,577
Electric Energy Sales (Weather Adjusted)(GWh):
Residential	35,958	35,724	36,396
Commercial	27,701	26,866	26,639
Industrial	52,549	49,820	47,117
Governmental	2,493	2,437	2,399
Total Weather Adjusted Sales	118,701	114,847	112,551
Peak Demand (MW)	22,301	22,051	21,340
Operational Summer Capacity at Peak (MW)	26,208	26,827	25,665
Annual System Load Factor (%)	64	62	62
Retail Electric Sales Growth Rate (%)	5.1	3.2	(4.1)
Retail Electric Sales Weather-Adjusted Growth Rate (%)	3.4	2.0	(2.1)
Average Fuel Cost (cents/KWh)
Natural Gas	5.27	3.75	1.92
Nuclear Fuel	0.57	0.56	0.57
Coal	2.89	2.48	2.54
Renewables	7.00	9.07	8.28
Purchased Power	6.54	4.76	3.35
MISO Purchases	5.95	4.08	2.48
(a) Electric Energy Sales include Unbilled Energy beginning in 2021.
Certain prior year data has been reclassified to conform with current year presentation.

UTILITY STATISTICAL INFORMATION

2022 CONSOLIDATING UTILITY ELECTRIC STATISTICAL INFORMATION

	E-AR	E-LA	E-MS	E-NO	E-TX	SERI	ELIMINATIONS	UTILITY	%
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	946,719	1,775,552	651,455	335,473	930,842	—	—	4,640,041	35%
Commercial	530,512	1,274,665	508,996	256,963	516,539	—	—	3,087,676	23%
Industrial	559,147	2,275,978	182,270	36,970	661,693	—	—	3,716,058	28%
Governmental	20,186	94,910	52,861	87,514	31,134	—	—	286,606	2%
Total Retail	2,056,565	5,421,105	1,395,582	716,920	2,140,208	—	—	11,730,380	89%
Sales for Resale	443,685	555,640	167,867	120,851	66,782	659,018	(1,155,070)	858,772	7%
Other	173,028	270,188	60,808	17,729	81,914	(205)	(5,730)	597,732	5%
Total Electric Operating Revenues	2,673,278	6,246,933	1,624,257	855,499	2,288,904	658,812	(1,160,800)	13,186,884	100%

SOURCES OF ENERGY (GWh)
Net Generation:
Gas and Oil	9,577	34,996	10,855	3,475	10,760	—	—	69,663	49%
Coal	3,929	1,493	1,118	—	1,104	—	—	7,644	5%
Nuclear	14,306	16,104	—	—	—	7,739	—	38,149	27%
Hydro	142	—	—	—	—	—	—	142	—%
Solar	225	—	105	42	—	—	—	372	—%
Total Net Generation	28,179	52,593	12,078	3,517	11,864	7,739	—	115,970	82%
Purchased Power:
Affiliated Companies	2,786	2,047	3,092	4,076	3,340	—	(15,341)	—	—
Non-affiliated Companies	1,503	13,316	1,578	546	7,836	—	—	24,779	18%
Total Purchased Power	4,289	15,363	4,670	4,622	11,176	—	(15,341)	24,779	18%
Total Sources of Energy	32,468	67,955	16,748	8,139	23,040	7,739	(15,341)	140,749	100%

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	8,147	14,119	5,679	2,410	6,779	—	—	37,134	31%
Commercial	5,615	10,927	4,586	2,096	4,758	—	—	27,982	23%
Industrial	8,493	31,666	2,359	411	9,572	—	—	52,501	44%
Governmental	218	820	414	789	271	—	—	2,512	2%
Total Retail	22,473	57,532	13,038	5,706	21,380	—	—	120,129	100%
Sales for Resale	8,426	8,839	2,914	2,298	1,092	7,739	(15,341)	15,968	—
Total Electric Energy Sales	30,899	66,371	15,952	8,004	22,472	7,739	(15,341)	136,097	—
Line Losses and Company Usage	1,343	1,584	693	135	568	—	—	4,324	—
Total Uses of Energy	32,243	67,955	16,645	8,139	23,040	7,739	(15,341)	140,421	—

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	11.62	12.58	11.47	13.92	13.73	—	—	12.50	—
Commercial	9.45	11.67	11.10	12.26	10.86	—	—	11.03	—
Industrial	6.58	7.19	7.73	9.00	6.91	—	—	7.08	—
Governmental	9.26	11.57	12.77	11.09	11.49	—	—	11.41	—

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31, 2022)
Residential	604,483	949,259	383,955	188,016	438,933	—	—	2,564,646	85%
Commercial	100,616	132,659	67,043	18,784	52,305	—	—	371,407	12%
Industrial	24,401	11,165	4,201	1,765	6,179	—	—	47,711	2%
Governmental	804	8,334	5,163	1,943	2,060	—	—	18,304	1%
Total	730,304	1,101,417	460,362	210,508	499,477	—	—	3,002,068	100%

UTILITY STATISTICAL INFORMATION

ENTERGY ARKANSAS, LLC
	2022	2021	2020
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	946,719	882,773	841,162
Commercial	530,512	480,401	466,273
Industrial	559,147	496,661	461,907
Governmental	20,186	19,112	18,011
Total Retail	2,056,565	1,878,948	1,787,352
Sales for Resale	443,685	311,791	173,115
Other	173,028	147,852	124,026
Total Electric Operating Revenues	2,673,278	2,338,591	2,084,494

SOURCES OF ENERGY (GWh)
Net Generation:
Gas and Oil	9,577	7,654	6,358
Coal	3,929	4,795	2,719
Nuclear	14,306	13,531	15,058
Hydro	142	177	209
Solar	225	—	—
Total Net Generation	28,179	26,157	24,344
Purchased Power:
Affiliated Companies	2,786	3,814	2,105
Non-affiliated Companies	1,503	1,805	1,533
Total Purchased Power	4,289	5,619	3,638
Total Sources of Energy	32,468	31,775	27,982

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	8,147	8,054	7,584
Commercial	5,615	5,492	5,356
Industrial	8,493	8,508	7,586
Governmental	218	225	223
Total Retail	22,473	22,280	20,748
Sales for Resale	8,651	8,404	5,856
Unbilled Energy	—	(189)	—
Total Electric Energy Sales	31,125	30,494	26,604
Line Losses and Company Usage	1,343	1,280	1,378
Total Uses of Energy	32,468	31,775	27,983

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	11.62	10.96	11.09
Commercial	9.45	8.75	8.71
Industrial	6.58	5.84	6.09
Governmental	9.26	8.49	8.08

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31, 2022)
Residential	604,483	601,511	600,286
Commercial	100,616	100,595	95,810
Industrial	24,401	25,718	25,134
Governmental	804	774	696
Total	730,304	728,598	721,926

UTILITY STATISTICAL INFORMATION

ENTERGY ARKANSAS, LLC

GENERATION PORTFOLIO
													TOTAL PLANT – 2022
				OWNED AND			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(b)	(MWH)	MWH	($ thousands)
Lake Catherine	4	100%	1970	522	Gas/Oil	Peaking	11,560	1	281	145,033			201,480	170.3	34,317
Ouachita	1	100%	2002	243	Gas	Intermediate	7,208	4	91	719,513		Dry LNB, SCR	2,889,736	50.8	146,833
	2	100%	2002	237	Gas	Intermediate		3	77	602,942		Dry LNB, SCR
Hot Spring	1	100%	2002	593	Gas	Intermediate	7,341	7	124	1,471,261		Dry LNB, SCR	3,358,595	51.7	173,528
Independence	1	31.5%	1983	259	Coal	Base	10,592	2,487	937	1,137,035	7	LNB w/Sep OFA, ESP, ACI	938,201	36.1	33,830
White Bluff	1	57%	1980	466	Coal	Base	10,783	4,320	1,439	1,891,628	11	LNB w/Sep OFA, ESP, ACI	1,577,762	39.1	116,830
	2	57%	1981	468	Coal	Base		3,637	1,275	1,666,353	8	LNB w/Sep OFA, ESP, ACI	1,413,862
Carpenter	1	100%	1932	31	Hydro	Peaking							111,929	19.0	2,125
	2	100%	1932	30	Hydro	Peaking
Remmel	1	100%	1925	4	Hydro	Peaking							30,714	50.0	1,537
	2	100%	1925	4	Hydro	Peaking
	3	100%	1925	4	Hydro	Peaking
Union Power Station	2	100%	2003	496	Gas	Intermediate	7,243	7	135	1,346,912		Dry LNB, SCR	3,127,273	51.0	159,349
Arkansas	1	100%	1974	833	Nuclear PWR(c)	Base	N/A						5,539,977	22.8	326,156
Nuclear One	2	100%	1980	989	Nuclear PWR(c)	Base	N/A						8,767,133
Searcy Solar (+Battery)	1	100%	2022	100 (10(d))	Solar	Non-dispatchable							224,589	5.8	1,293
Total				5,276				10,465	4,360	8,980,676	25		28,181,252	35.3	995,798
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.
(b) Installed NOx, particulate matter and mercury emission control devices as stated in the EPA Monitoring Plans and operational: Combustion Modification/Fuel Reburning (Combus Mod/Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator
(ESP), Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction
(SCR) or Steam Injection and Activated Carbon Injection (ACI). Currently have no SO2 or CO2 control equipment operating on any unit.
(c) Pressurized Water Reactor.
(d) MW amount equals the capacity rating of the battery.

UTILITY STATISTICAL INFORMATION

ENTERGY LOUISIANA, LLC
	2022	2021	2020
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	1,775,552	1,484,612	1,270,187
Commercial	1,274,665	1,055,825	886,548
Industrial	2,275,978	1,771,311	1,314,234
Governmental	94,910	82,503	68,901
Total Retail	5,421,105	4,394,252	3,539,870
Sales for Resale	555,640	391,424	333,594
Other	270,188	208,784	145,599
Total Electric Operating Revenues	6,246,933	4,994,459	4,019,063

SOURCES OF ENERGY (GWh)
Net Generation:
Gas and Oil	34,996	31,257	31,528
Coal	1,493	1,081	416
Nuclear	16,104	17,227	16,929
Hydro	—	—	—
Total Net Generation	52,593	49,566	48,873
Purchased Power:
Affiliated Companies	2,047	3,605	2,648
Non-affiliated Companies	13,316	11,072	11,821
Total Purchased Power	15,363	14,676	14,469
Total Sources of Energy	67,955	64,242	63,342

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	14,119	13,588	13,771
Commercial	10,927	10,385	10,465
Industrial	31,666	29,869	28,881
Governmental	820	792	779
Total Retail	57,532	54,633	53,896
Sales for Resale	8,839	7,714	7,950
Unbilled Energy	—	(38)	(103)
Total Electric Energy Sales	66,371	62,309	61,743
Line Losses and Company Usage	1,584	1,933	1,599
Total Uses of Energy	67,955	64,242	63,342

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	12.58	10.93	9.22
Commercial	11.67	10.17	8.47
Industrial	7.19	5.93	4.55
Governmental	11.57	10.42	8.84

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31, 2022)
Residential	949,259	946,961	944,762
Commercial	132,659	133,740	132,352
Industrial	11,165	11,907	10,956
Governmental	8,334	8,189	7,996
Total	1,101,417	1,100,797	1,096,066

UTILITY STATISTICAL INFORMATION

ENTERGY LOUISIANA, LLC

GENERATION PORTFOLIO
													TOTAL PLANT – 2022
				OWNED AND			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(b)	(MWH)	MWH	($ thousands)
Acadia	2	100%	2002	526	Gas	Intermediate	7,462	6	89	1,131,224		SCR	2,596,009	59.4	154,258
Little Gypsy	2	100%	1966	366	Gas/Oil	Intermediate	12,181	2	441	383,076		BOOS/Combus Mod/Fuel Reburn	819,505	100.3	82,207
	3	100%	1969	501	Gas/Oil	Intermediate		1	481	194,449		BOOS/IFGR
Ninemile Point	4	100%	1971	741	Gas/Oil	Intermediate	10,364	6	2,139	1,229,288		BOOS/IFGR	4,590,711	80.3	368,674
	5	100%	1973	741	Gas/Oil	Intermediate		8	3,812	1,606,360		BOOS/IFGR
	6	100%	2014	557	Gas/Oil	Intermediate	6,966	8	164	1,603,789		SCR, O2 Catalyst, Water/Steam Injection	3,861,485	50.5	195,106
Perryville	1	100%	2002	579	Gas	Intermediate	6,996	5	126	1,062,108		Dry LNB, SCR	2,577,308	53.8	146,191
	2	100%	2001	151	Gas	Peaking		3	63	96,153		None	139,360
J. Wayne Leonard	1	100%	2019	904	Gas	Intermediate	6,977	12	149	2,344,568		Dry LNB, SCR, O2 Catalyst	5,529,179	57.4	317,337
Lake Charles	1	100%	2020	919	Gas	Intermediate	6,897	12	134	2,466,854		DLNB/SCR, O2 Catalyst	6,083,981	53.2	323,887
Sterlington	7	100%	1974	—	Gas/Oil	Reserve	21,891	—	13	3,430			2,843		1,085
Waterford	1	100%	1975	—	Gas/Oil	Reserve	11,465	—	—	—		LNCB	350,224	123.3	43,175
	2	100%	1975	417	Gas/Oil	Intermediate		1	378	233,778		LNCB
	4	100%	2009	30	Oil	Peaking		3	7	9,487		Water/Steam Injection
LA Station 2(c)	10	100%	1950	—	Gas	Reserve							—		1,085
	11	100%	1950	—	Gas	Reserve
	12	100%	1953	—	Gas	Reserve
Roy S. Nelson	4	100%	1970	—	Gas/Oil	Reserve		0	0	0		Combus Mod/Fuel Reburn	—		—
Calcasieu	1	100%	2000	143	Gas	Peaking	11,046	—	43	52,494		Dry LNB	74,900	118.5	18,682
	2	100%	2001	157	Gas	Peaking		—	39	56,527		Dry LNB	82,819
Ouachita	3	100%	2002	249	Gas	Intermediate	7,244	3	75	616,121		Dry LNB, SCR	1,349,758	54.3	73,294
Roy S. Nelson	6	40%	1982	208	Coal	Base	11,100	2,499	943	1,066,882	6	LNB w/ Sep OFA, ESP, ACI	824,892	38.7	31,897
Big Cajun 2	3	24%	1983	130	Coal	Base	10,928	2,001	454	756,113	5	LNB w/ OFA, ESP, ACI	668,141	49.6	33,126

River Bend	1	100%	1986	964	Nuclear BWR(d)	Base	N/A						8,305,719	27.4	227,608
Washington Parish	1	100%	2020	184	Gas	Peaking		1	23	102,273		LNB	373,158		36,398
	2	100%	2020	186	Gas	Peaking		1	21	104,946		LNB
Waterford	3	100%	1985	1,165	Nuclear PWR(d)	Base	N/A	0	0	0			7,799,062	30.5	237,849
Union Power Station	3	100%	2003	507	Gas	Intermediate	7,213	7	140	1,348,235		Dry LNB, SCR	3,094,118	48.2	316,518
	4	100%	2003	503	Gas	Intermediate		8	147	1,491,836		Dry LNB, SCR	3,471,676
Total				10,829				4,586	9,881	17,959,989	11		52,594,846	49.6	2,608,375
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.
(b) Installed NOx, particulate matter and mercury emission control devices as stated in the EPA Monitoring Plans and operational: Combustion Modification/Fuel Reburning (Combus Mod/Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator
(ESP), Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR)
or Steam Injection and Activated Carbon Injection (ACI). Currently have no SO2 or CO2 control equipment operating on any unit.
(c) Entergy Louisiana also owns and operates LA Station 1 units 1a, 2a, 3a and 4a; these units are under a long-term contract with an external 3rd party, which owns all of the output of these units.
(d) Boiling Water Reactor; Pressurized Water Reactor.

UTILITY STATISTICAL INFORMATION

ENTERGY MISSISSIPPI, LLC
	2022	2021	2020
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	651,455	578,258	523,379
Commercial	508,996	439,950	395,875
Industrial	182,270	150,698	145,100
Governmental	52,861	46,248	41,955
Total Retail	1,395,582	1,215,154	1,106,309
Sales for Resale	167,867	124,632	77,530
Other	60,808	66,560	64,015
Total Electric Operating Revenues	1,624,257	1,406,346	1,247,854

SOURCES OF ENERGY (GWh)
Net Generation:
Gas and Oil	10,855	10,760	12,761
Coal	1,118	1,021	723
Nuclear	—	—	—
Hydro	—	—	—
Solar	105	1	2
Total Net Generation	12,078	11,782	13,486
Purchased Power:
Affiliated Companies	3,092	4,232	2,336
Non-affiliated Companies	1,578	1,694	1,650
Total Purchased Power	4,670	5,925	3,987
Total Sources of Energy	16,748	17,707	17,473

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	5,679	5,568	5,378
Commercial	4,586	4,469	4,283
Industrial	2,359	2,298	2,343
Governmental	414	409	398
Total Retail	13,038	12,744	12,402
Sales for Resale	3,017	4,364	4,316
Unbilled Energy	—	(102)	58
Total Electric Energy Sales	16,055	17,006	16,776
Line Losses and Company Usage	693	701	696
Total Uses of Energy	16,748	17,707	17,472

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	11.47	10.39	9.73
Commercial	11.10	9.84	9.24
Industrial	7.73	6.56	6.19
Governmental	12.77	11.31	10.54

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31, 2022)
Residential	383,955	382,550	381,617
Commercial	67,043	68,115	65,131
Industrial	4,201	4,398	3,827
Governmental	5,163	5,219	5,146
Total	460,362	460,282	455,721

UTILITY STATISTICAL INFORMATION

ENTERGY MISSISSIPPI, LLC

GENERATION PORTFOLIO
													TOTAL PLANT – 2022
				OWNED AND			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY	FUEL		NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	TYPE	PURPOSE	GENERATION	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(b)	(MWH)	MWH	($ thousands)
Attala	1	100%	2001	456	Gas	Intermediate	7,096	7	131	1,414,334		Dry LNB, SCR	3,343,677	47.8	159,974
Hinds	1	100%	2001	455	Gas	Intermediate	7,169	6	104	1,254,674		Dry LNB, SCR	3,035,401	48	147,394
	2	100%	2019	27	Gas	Peaking		—	8	20,991			32,649
Baxter Wilson	1	100%	1967	—	Gas/Oil	Intermediate	11,166	1	342	202,458			297,832	86.1	25,631
Choctaw	1	100%	2003	799	Gas	Intermediate	7,055	7	119	1,459,224		Dry LNB, SCR	3,409,386	57.9	197,378
Gerald Andrus	1	100%	1975	707	Gas/Oil	Intermediate	11,275	3	1,147	523,073		OFA	738,105	98.1	72,416
Independence	1	25%	1983	205	Coal	Base	10,904	1,974	744	902,409	5	LNB w/Sep OFA, ESP, ACI	745,368	39.3	43,993
	2	25%	1984	105	Coal	Base		1,122	338	511,419	3	LNB w/Sep OFA, ESP, ACI	373,877
DeSoto Solar	1	100%	2015	0.5	Solar	Non-dispatchable							553	18.9	10
Brookhaven Solar	1	100%	2015	0.5	Solar	Non-dispatchable							462	255.6	118
Hinds Solar	1	100%	2015	0.5	Solar	Non-dispatchable							584	9.9	6
Sunflower Solar	1	100%	2022	100	Solar	Non-dispatchable							103,191	4.8	490
Power Through program (back-up generators)		100%	2022	1.2	Gas	Peaking				294			143	605.3	87
Total				2,857				3,121	2,933	6,288,876	8		12,081,228	53.6	647,412
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.
(b) Installed NOx, particulate matter and mercury emission control devices as stated in the EPA Monitoring Plans and operational: Combustion Modification/Fuel Reburning (Combus Mod/Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP),
Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR)
or Steam Injection and Activated Carbon Injection (ACI). Currently have no SO2 or CO2 control equipment operating on any unit.

UTILITY STATISTICAL INFORMATION

ENTERGY NEW ORLEANS, LLC
	2022	2021	2020
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	335,473	269,893	243,502
Commercial	256,963	208,104	179,406
Industrial	36,970	30,751	24,248
Governmental	87,514	71,584	59,819
Total Retail	716,920	580,331	506,975
Sales for Resale	120,851	88,349	33,213
Other	17,729	3,553	20,444
Total Electric Operating Revenues	855,499	672,233	560,632

SOURCES OF ENERGY (GWh)
Net Generation:
Gas and Oil	3,475	2,530	3,060
Coal	—	—	—
Nuclear	—	—	—
Hydro	—	—	—
Solar	42	35	4
Total Net Generation	3,517	2,565	3,064
Purchased Power:
Affiliated Companies	4,076	4,565	3,801
Non-affiliated Companies	546	713	671
Total Purchased Power	4,622	5,278	4,471
Total Sources of Energy	8,139	7,843	7,535

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	2,410	2,258	2,294
Commercial	2,096	1,978	1,975
Industrial	411	415	423
Governmental	789	757	755
Total Retail	5,706	5,407	5,447
Sales for Resale	2,298	2,369	1,969
Unbilled Energy		(61)	(9)
Total Electric Energy Sales	8,004	7,715	7,407
Line Losses and Company Usage	135	128	127
Total Uses of Energy	8,139	7,843	7,535

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	13.92	11.95	10.61
Commercial	12.26	10.52	9.08
Industrial	9.00	7.42	5.74
Governmental	11.09	9.46	7.93

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31, 2022)
Residential	188,016	188,222	186,299
Commercial	18,784	17,306	17,179
Industrial	1,765	1,701	1,707
Governmental	1,943	1,930	1,940
Total	210,508	209,159	207,125

UTILITY STATISTICAL INFORMATION

ENTERGY NEW ORLEANS, LLC

GENERATION PORTFOLIO
													TOTAL PLANT – 2022
				OWNED AND			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(b)	(MWH)	MWH	($ thousands)
Union Power Station	1	100%	2003	506	Gas	Intermediate	7,282	5	107	1,339,428		Dry LNB, SCR	3,110,281	51.1	158,924
New Orleans Solar Power Plant (+Battery)	1	100%	2016	1 (0.5(c))	Solar	Non-dispatchable							184	254.4	47
New Orleans Power Station	1	100%	2020	130	Gas	Intermediate	8,477	—	15	199,204			365,210	81.2	29,661
New Orleans Solar Station	1	100%	2020	20	Solar	Non-dispatchable							37,168	14.5	540
New Orleans Residential Rooftop Solar	1	100%	2020	0.5	Solar	Non-dispatchable
New Orleans Commercial Rooftop Solar	1	100%	2020	5	Solar	Non-dispatchable							4,965	15.1	75
Total				663				6	123	1,538,632			3,517,807	53.8	189,247
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.
(b) Installed NOx and particulate matter emission control devices as stated in the EPA Monitoring Plans and operational: Combustion Modification/Fuel Reburning (Combus Mod/Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP),
Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR)
or Steam Injection and Activated Carbon Injection (ACI). Currently have no SO2or CO2 control equipment operating on any unit.
(c) MW amount equals the capacity rating of the battery.

SYSTEM ENERGY RESOURCES, INC.

	2022	2021	2020
ELECTRIC OPERATING REVENUES ($ thousands)	658,812	570,848	495,458

SOURCES OF ENERGY (GWh)
Net Generation:
Gas and Oil
Coal
Nuclear	7,739	10,593	5,820
Hydro
Total Net Generation	7,739	10,593	5,820
Purchased Power
Total Sources of Energy	7,739	10,593	5,820

USES OF ENERGY (GWh)
Electric Energy Sales	7,739	10,593	5,849
Unbilled Energy
Line Losses and Company Usage			(29)
Total Uses of Energy	7,739	10,593	5,820

SYSTEM ENERGY RESOURCES, INC.

GENERATION PORTFOLIO
													TOTAL PLANT – 2022
				OWNED AND			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY	(MWH)	MWH	($ thousands)
Grand Gulf	1	90%	1985	1,260	Nuclear BWR(b)	Base	N/A						7,739,058	31.3	242,304
Total				1,260									7,739,058	31.3	242,304
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.
(b) Boiling Water Reactor.

UTILITY STATISTICAL INFORMATION

ENTERGY TEXAS, INC.
	2022	2021	2020
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	930,842	766,312	672,087
Commercial	516,539	425,927	364,638
Industrial	661,693	492,949	385,681
Governmental	31,134	26,238	23,445
Total Retail	2,140,208	1,711,426	1,445,851
Sales for Resale	66,782	145,719	100,273
Other	81,914	45,366	41,121
Total Electric Operating Revenues	2,288,904	1,902,511	1,587,245

SOURCES OF ENERGY (GWh)
Net Generation:
Gas and Oil	10,760	9,627	7,027
Coal	1,104	796	311
Nuclear	—	—	—
Hydro	—	—	—
Total Net Generation	11,864	10,423	7,338
Purchased Power:
Affiliated Companies	3,340	2,945	3,404
Non-affiliated Companies	7,836	9,426	10,977
Total Purchased Power	11,176	12,371	14,381
Total Sources of Energy	23,040	22,794	21,719

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	6,779	6,201	6,146
Commercial	4,758	4,494	4,386
Industrial	9,572	8,729	7,885
Governmental	271	256	260
Total Retail	21,380	19,680	18,677
Sales for Resale	1,092	2,372	2,013
Unbilled Energy	—	(44)	93
Total Electric Energy Sales	22,472	22,008	20,783
Line Losses and Company Usage	568	786	937
Total Uses of Energy	23,040	22,794	21,720

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	13.73	12.36	10.94
Commercial	10.86	9.48	8.31
Industrial	6.91	5.65	4.89
Governmental	11.49	10.25	9.02

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31, 2022)
Residential	438,933	424,701	414,438
Commercial	52,305	52,360	50,582
Industrial	6,179	6,445	5,681
Governmental	2,060	2,120	2,025
Total	499,477	485,626	472,726

UTILITY STATISTICAL INFORMATION

ENTERGY TEXAS, INC.

GENERATION PORTFOLIO
													TOTAL PLANT – 2022
				OWNED AND			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(b)	(MWH)	MWH	($ thousands)
Roy S. Nelson	6	30%	1982	154	Coal	Base	11,100	1,847	697	788,565	5	LNB w/ Sep OFA, ESP, ACI	609,700	38.7	23,612
Big Cajun 2	3	18%	1983	96	Coal	Base	10,932	1,479	336	558,866	4	LNB w/ OFA, ESP, ACI	493,846	49.6	24,483
Lewis Creek	1	100%	1970	250	Gas/Oil	Intermediate	11,646	3	115	502,771		SCR	1,827,846	79.0	144,312
	2	100%	1971	250	Gas/Oil	Intermediate		3	156	663,713		SCR
Sabine	1	100%	1962	202	Gas/Oil	Intermediate	11,110	1	217	176,932			2,831,261	83.4	236,044
	3	100%	1966	370	Gas/Oil	Intermediate		3	443	629,547		LNB w/ Sep OFA
	4	100%	1974	489	Gas	Intermediate		2	879	425,595		IFGR
	5	100%	1979	400	Gas/Oil	Intermediate		3	495	642,375		LNB w/ Closed-coupled OFA
Hardin County	1	100%	2010	72	Gas	Peaking	12,225	—	14	46,039		Dry LNB	121,172	112.6	13,640
	2	100%	2010	71	Gas	Peaking		—	13	43,467		Dry LNB
Montgomery County		92%	2021	835	Gas	Intermediate	6,879	12	130	2,454,323		Dry LNB, SCR, O2 Catalyst	5,980,144	47.2	282,013
Power Through program (back-up generators)		100%	2019-2022	2	Gas	Peaking				519			633	76.2	48
Total				3,190				3,355	3,497	6,932,713	8		11,864,602	61.0	724,153
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.
(b) Installed NOx and particulate matter emission control devices as stated in the EPA Monitoring Plans and operational: Combustion Modification/Fuel Reburning (Combus Mod/Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP),
Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR)
or Steam Injection and Activated Carbon Injection (ACI). Currently have no SO2or CO2 control equipment operating on any unit.

UTILITY STATISTICAL INFORMATION

UTILITY NUCLEAR PLANT STATISTICS
The following table shows plant performance for 2020 – 2022 based on 18/24 month operating cycle.

CAPABILITY FACTOR (%)	2022	2021	2020
ANO	89.6	85.5	88.7
Grand Gulf	77.9	95.0	71.9
River Bend	92.4	89.1	84.7
Waterford 3	86.6	98.7	90.2
Average	87.2	90.7	84.8
Industry Average	91.9	92.0	93.5

The following table shows plant performance for 2022 and average for one three-year period.

PRODUCTION COST ($/MWh) (a)	2022	2019-2021
ANO	18.9	23.7
Grand Gulf	35.1	26.9
River Bend	25.4	29.7
Waterford 3	30.4	25.0
Average	25.4	25.8
(a) Fuel and other operation and maintenance expenses according to accounting standards that directly relate to the production of electricity per MWh; excludes special items.

INDIVIDUAL PLANT INFORMATION

	ANO UNIT 1	ANO UNIT 2	GRAND GULF	RIVER BEND	WATERFORD 3
Owner / Lessor	Entergy Arkansas	Entergy Arkansas	System Energy - 90% Cooperative Energy - 10%	Entergy Louisiana	Entergy Louisiana
Commercial Operation Date	December 74	March 80	July 85	June 86	September 85
License Expiration Date	5/20/2034	7/17/2038	11/1/2044	8/29/2045	12/18/2044
Architect/Engineer	Bechtel Power	Bechtel Power	Bechtel Power	Stone & Webster	Ebasco
Reactor Manufacturer	Babcox & Wilcox	Combustion Engineering	General Electric	General Electric	Combustion Engineering
Reactor Type	PWR	PWR	BWR	BWR	PWR
Turbine Generator Manufacturer	Westinghouse	General Electric	Kraftwerk Union	General Electric	Westinghouse
Owned and Leased Capability (MW)(a)	833	985	1,272	967	1,165
Refueling Data:
Last Date	10/8/2022 –	9/25/21 –	2/26/22 –	2/11/23 –	4/2/22 –
	11/14/2022	11/29/2021	4/19/2022	4/20/2023	5/17/2022
Number of Days	37	65	52	68	45
Next Scheduled Refueling	Spring 24	Spring 23	Spring 24	Spring 25	Fall 23
2022 Capability Factor (%)	92	87.1	77.9	92.4	86.6
($ in millions as of December 31, 2022)
Net Book Value	2,047(b)		2,053	1,564(c)	2,673
Decommissioning Trust Fair Values	1,200(b)		1,143	1,113(c)	666
Decommissioning Liability	1,451(b)		1,042	773(c)	931
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments)
that each station was designed to utilize.
(b) ANO Units 1 and 2 are reported together.
(c) 30% of River Bend is not subject to rate regulation and is included in non-utility property on the balance sheet.

UTILITY REGULATORY INFORMATION

STATE REGULATORY COMMISSIONS

	ARKANSAS	LOUISIANA	MISSISSIPPI	NEW ORLEANS	TEXAS
Commission	Arkansas Public	Louisiana	Mississippi	New Orleans	Public Utility
	Service	Public Service	Public Service	City Council	Commission
	Commission	Commission	Commission		of Texas
Number of Commissioners	3	5	3	7	5
Method of Selection	Appointed by	Elected	Elected	Elected	Appointed by
	Governor				Governor
Term of Office	6 years –	6 years –	4 years –	4 years –	6 years –
	staggered	staggered	concurrent	concurrent	staggered
(2 term limit)
Chair/President	Appointed by	Selected by	Rotates every	Rotates annually	Appointed by
	Governor	peers – 1 year	1 - 2 years, as	from the	Governor
		term	determined by members	at-large positions

COMMISSION/COUNCIL MEMBERS
CURRENT
	PARTY	SERVICE BEGAN	TERM ENDS
ARKANSAS
Doyle Webb – Chairperson	Republican	1/23	1/29
Katie Anderson	Republican	9/22	1/27
Justin Tate	Republican	1/19	1/25
LOUISIANA
Foster L. Campbell, Jr. – Chairperson	Democrat	1/3	12/26
Mike Francis – Vice-Chairperson	Republican	11/16	12/28
Devante Lewis	Democrat	1/23	12/28
Eric Skrmetta	Republican	1/9	12/26
Craig Greene	Republican	6/17	12/24
MISSISSIPPI
Dane Maxwell – Chairperson	Republican	1/20	12/23
Brent Bailey	Republican	1/20	12/23
Brandon Presley	Democrat	1/8	12/23
NEW ORLEANS
Jean Paul "JP" Morrell – Chairperson of Utility Committee	Democrat	1/22	1/26
Helena Moreno	Democrat	5/18	1/26
Lesli Harris	Democrat	1/22	1/26
Joseph Giarrusso	Democrat	5/18	1/26
Freddie King III	Democrat	1/22	1/26
Eugene J. Green	Democrat	1/22	1/26
Oliver Thomas	Democrat	1/22	1/26
TEXAS
Kathleen Jackson – Interim Chair	Republican	8/22	9/25
Lori Cobos	Republican	4/21	9/25
Jimmy Glotfelty	Republican	8/21	9/25
Will McAdams	Republican	4/21	9/25
As of July 2023

ENTERGY WHOLESALE COMMODITIES

EWC QUARTERLY FINANCIAL METRICS
	2022					2021					FY
($ millions)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
GAAP MEASURES
As-Reported Earnings	7	87	(19)	(12)	63	38	(275)	26	90	(121)	186
NON-GAAP MEASURES
Adjusted EBITDA	51	156	—	(3)	204	76	(338)	57	118	(87)	291

EWC ANNUAL FINANCIAL METRICS
($ millions)	2022	2021	2020
GAAP MEASURES
As-Reported Earnings	63	(275)	(63)
NON-GAAP MEASURES
Adjusted EBITDA	204	(338)	137

EWC QUARTERLY OPERATIONAL METRICS
	2022					2021					FY
	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	% CHANGE
Owned Capacity (MW) (a)	1,205	394	394	181	181	2,246	1,205	1,205	1,205	1,205	(85%)
GWh billed	2,225	1,371	577	398	4,570	4,413	2,687	2,166	2,065	11,328	(60%)
EWC Nuclear
Capacity Factor	100%	81%	—%	—%	93%	99%	94%	97%	100%	97%	(4%)
GWh billed	1,766	975	—	—	2,741	3,988	2,356	1,702	1,790	9,836	(72%)
Production cost per MWh (b)	$25.47	$29.61	$—	$—	$26.93	$18.46	$27.51	$28.91	$28.76	$24.31	11%
(a) Indian Point 3 (1,041 MW) was shutdown April 30, 2021; Palisades (811 MW) was shutdown May 20, 2022
(b) Fuel and other O&M expenses according to accounting standards that directly relate to the production of electricity per MWh (based on net generation)

EWC ANNUAL OPERATIONAL METRICS
	2022	2021	2020
Owned Capacity (MW) (a)	181	1,205	2,246
GWh billed	4,570	11,328	20,489
EWC Nuclear
Capacity Factor	93%	97%	93%
GWh billed	2,741	9,836	18,863
Production cost per MWh (b)	$26.93	$24.31	$18.58
(a) Indian Point 2 (1,028 MW) was shutdown April 30, 2020; Indian Point 3 (1,041 MW) was shutdown
April 30, 2021; Palisades (811MW) was shutdown May 20, 2022
(b) Fuel and other O&M expenses according to accounting standards that directly relate to the production of electricity per MWh (based on net generation), excluding special items.

EWC TOTAL CAPACITY
	OWNED CAPACITY
As of December 31, 2022	MW	%
Coal	181	100
Total Capacity	181	100

ENTERGY WHOLESALE COMMODITIES

EWC NUCLEAR PLANT STATISTICS

PALISADES
NUCLEAR
PLANT(a)
Entergy Purchase Date	4/11/2007
Commercial Operation Date	December 71
License Expiration Date	3/24/2031
Architect/Engineer	Combustion Engineering
Reactor Manufacturer	Combustion Engineering
Reactor Type	PWR
Turbine Generator Manufacturer	Westinghouse
Net MWs in Operation (MW)	811
Refueling Data:
Last Date	8/31/20 –
10/21/20
Number of Days	52

2022 Capacity Factor	93%
Capacity Zone (ICAP/UCAP)	MISO
Nearest Market Hub	Indiana
(a) Palisades was shutdown May 20, 2022 and sold on June 28, 2022.

EWC NON-NUCLEAR WHOLESALE ASSETS PLANT STATISTICS
as of December 31, 2022	NERC	COMMERCIAL	OWNERSHIP	NET	TOTAL	FUEL TYPE
PLANT	REGION	OPERATION	INTEREST	MW	MW	TECHNOLOGY
Independence – Unit 2	SERC	1983	0.14%	121	842	Coal
Nelson 6	SERC	1982	0.11%	60	550	Coal
Total				181	1392

2022 EWC NON-NUCLEAR WHOLESALE ASSETS PLANT EMISSIONS

		Emissions
PLANT	PURPOSE	SO2 (tons)	NOx (tons)	Co2 (tons)	Hg (lbs)	TECHNOLOGY (a)
Independence – Unit 2	Base	645	194	293,963	1	LNB w/Sep OFA, ESP, ACI
Nelson 6	Base	565	213	241,208	1	LNB w Sep OFA, ESP, ACI
RS Cogen(b)	Base	4	440	853,297	—	Dry LNB/SCR
(a) Installed NOx and particulate matter emission control devices as stated in the EPA Monitoring Plans and operational: Overfire Air (OFA), Electrostatic Precipitator (ESP), Activated Carbon
Injection (ACI), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Dry Low NOx Burners (Dry LNB), and Selective Catalytic Reduction (SCR) or Steam Injection.
Currently have no SO2 or CO2 control equipment operating on any unit.
(b) RS Cogen was sold on 10/31/2022.

EWC NON-NUCLEAR WHOLESALE ASSETS

EWC NON-NUCLEAR WHOLESALE ASSETS SECURITIES DETAIL
DEBT:
OUTSTANDING AS OF DECEMBER 31,
ENTERGY’S SHARE
($ millions)	2022	2021	MATURITY	RATE

RS Cogen Senior Project Debt
Institutional Portion(a)	$—	$7	10/15/2022	Fixed 8.73%
(a) Entergy sold its 50% membership interest in RS Cogen, L.L.C., to a subsidiary of the other 50% equity partner.

VERMONT YANKEE CREDIT FACILITY
OUTSTANDING AS OF DECEMBER 31,	RATE	2022	2021
	1.67%	$139	$139

		SHARES OUTSTANDING
PREFERRED STOCK:		AS OF DECEMBER 31,		AS OF DECEMBER 31,
($ millions)	RATE	2022	2021	2022	2021

Without Sinking Fund:
Entergy Finance Holding, Inc.	8.75%(a)	250,000	250,000	$24	$24
Authorized 250,000 shares, $100 par value, cumulative
Total without sinking fund		250,000	250,000	$24	$24
(a) Dollar amount outstanding is net of $751 thousand of preferred stock issuance costs.

DEFINITIONS OF OPERATIONAL MEASURES AND GAAP AND NON-GAAP FINANCIAL MEASURES

OPERATIONAL MEASURES
Owned capacity (MW)	Installed capacity owned by EWC
Production cost per MWh	Fuel and other O&M expenses according to accounting standards that directly relate to the production of electricity per MWh (based on net generation)
Billed electric energy sales (GWh billed)	Total number of GWh billed to customers and financially-settled instruments
Capability factor	The percentage of the maximum energy generation a plant is capable of supplying to the grid, limited only by factors within control of plant management; a high capability factor indicates effective plant programs and practices to minimize unplanned energy losses and to optimize planned outages
Capacity factor	Normalized percentage of the period that the nuclear plants generate power

Financial measures defined below include measures prepared in accordance with generally accepted accounting principles (GAAP), as well as non-GAAP measures.
Non-GAAP measures are included in this report in order to provide metrics that remove the effect of less routine financial impacts from commonly used financial metrics.

FINANCIAL MEASURES – GAAP
ROE – as-reported	12-months rolling net income attributable to Entergy Corporation divided by average common equity
Return on average member's equity – as-reported	12-months rolling attributable to Entergy Corporation or subsidiary divided by average member's equity
Common dividend payout – as-reported	Common dividend paid per share divided by earnings per share
Available revolver capacity	Amount of undrawn capacity remaining on corporate and subsidiary revolvers
Total debt	Sum of short-term and long-term debt, notes payable and commercial paper, and finance leases on the balance sheet
Debt of joint ventures – Entergy’s share	Entergy's share of debt issued by business joint ventures at EWC
Debt to capital	Total debt divided by total capitalization
Securitization debt	Debt on the balance sheet associated with securitization bonds that is secured by certain future customer collections

FINANCIAL MEASURES – NON-GAAP
Adjusted earnings	As-reported net income attributable to Entergy Corporation or subsidiary excluding adjustments
Adjusted EBITDA	Earnings before interest, income taxes, depreciation and amortization, excluding interest and investment income and decommissioning expense for EWC
Adjusted EPS	As-reported net income attributable to Entergy Corporation or subsidiary excluding adjustments, divided by the diluted average number of common shares outstanding
ROE – adjusted	12-months rolling adjusted net income attributable to Entergy Corp. divided by avgerage common equity
Adjustments	Unusual or non-recurring items or events or other items or events that management believes do not reflect the ongoing business of Entergy, such as the results of the EWC segment, significant tax items, and other items such as certain costs, expenses, or other specified items. In 2022, the results of the EWC segment were considered an adjustment in light of the company's exit from the merchand nuclear power business.
Common dividend payout – adjusted	Common dividend paid per share divided by adjusted earnings per share
Return on average common equity (ROE) – adjusted	12-months rolling adjusted net income attributable to Entergy Corporation or subsidiary divided by average common equity
Return on average member's equity – adjusted	12-months rolling adjusted net income attributable to Entergy Corporation or subsidiary divided by average member's equity
Gross liquidity	Sum of cash and available revolver capacity
Total debt, excluding securitization debt	Total debt, excluding securitization debt
Debt to capital, excluding securitization debt	Total debt divided by total capitalization, excluding securitization debt
Net debt to net capital, excluding securitization debt	Total debt less cash and cash equivalents divided by total capitalization less cash and cash equivalents, excluding securitization debt
Net liquidity	Sum of cash and available revolver capacity less commercial paper borrowing
Net liquidity, including storm escrows	Sum of cash, available revolver capacity, and escrow accounts available for certain storm expenses, less commercial paper borrowing
Parent debt to total debt, excluding securitization debt	Entergy Corporation debt, including amounts drawn on credit revolver and commercial paper facilities, as a percent of consolidated total debt, excluding securitization debt

FFO	OCF less AFUDC-borrowed funds, working capital items in OCF (receivables, fuel inventory, accounts payable, taxes accrued, interest accrued, and other working capital accounts), and securitization regulatory charges
FFO to debt, excluding securitization debt	12-months rolling FFO as a percentage of end of period total debt excluding securitization debt
FFO to debt, excluding securitization debt, return of unprotected	12-months rolling FFO excluding return of unprotected excess ADIT and severance and retention payments
excess ADIT, and severance and retention payments associated	associated with exit of EWC as a percentage of end of period total debt excluding securitization debt with exit of EWC

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2020-2022

($ millions)	2022	2021	2020
As-reported net income (loss) attributable to Entergy Corporation (A)	1,103	1,118	1,388
Adjustments (B)	(217)	(97)	250

Adjusted earnings, (non-GAAP) (A-B)	1,320	1,215	1,138

Average common equity (C)	12,302	11,282	10,575

($ per share)
As-reported earnings per share (D)	5.37	5.54	6.90

Adjusted earnings per share (E)	6.42	6.02	5.66

Common dividend paid per share (F)	4.10	3.86	3.74

(%)
ROE – As-reported (A/C)	9.0	9.9	13.1
ROE – Adjusted (non-GAAP) ((A-B)/C)	10.7	10.8	10.8

Common dividend payout – As-reported % (F/D)	76	70	54
Common dividend payout – Adjusted % (F/E)	64	64	66

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q21-4Q22

($ millions)	1Q22	2Q22	3Q22	4Q22	1Q21	2Q21	3Q21	4Q21
As-reported net income (loss) attributable to Entergy Corporation, rolling 12 months (A)	1,060	1,226	1,256	1,103	1,604	1,238	1,248	1,118

Adjustments, rolling 12 months (B)	(127)	(56)	(112)	(217)	399	32	45	(97)

Adjusted earnings, rolling 12 months (non-GAAP) (A-B)	1,187	1,282	1,368	1,320	1,205	1,206	1,202	1,215

Average common equity (C)	11,364	11,300	11,674	12,302	10,621	10,657	11,012	11,282

(%)
ROE – As-reported (A/C)	9.3	10.8	10.8	9.0	15.1	11.6	11.3	9.9
ROE – Adjusted (non-GAAP) ((A-B)/C)	10.4	11.3	11.7	10.7	11.3	11.3	10.9	10.8

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2020-2022

($ millions)	2022	2021	2020
Total debt (A)	26,829	27,154	24,062
Less securitization debt (B)	293	84	175
Total debt, excluding securitization debt (A-B)	26,536	27,071	23,887
Less cash and cash equivalents (C)	224	443	1,759
Net debt, excluding securitization debt (A-B-C)	26,312	26,628	22,128
Total capitalization (D)	40,113	39,079	35,243
Less securitization debt (E)	293	84	175
Total capitalization, excluding securitization debt (D-E)	39,820	38,995	35,068
Less cash and cash equivalents (F)	224	443	1,759
Net capitalization, excluding securitization debt (D-E-F)	39,596	38,553	33,309
(%)
Debt to capital (A/D)	66.9	69.5	68.3
Debt to capital, excluding securitization debt ((A-B)/D-E))	66.6	69.4	68.1
Net debt to net capital, excluding securitization debt ((A-B-C)/(D-E-F))	66.5	69.1	66.4

Available revolver capacity (G)	4,241	3,985	4,110

Storm escrows (L)	402	33	116

Gross liquidity (C+G)	4,465	4,428	5,869
Net liquidity (C+G-J)	3,638	3,227	4,241
Net liquidity, including storm escrows (C+G-J+L)	4,040	3,260	4,357

Entergy Corporation notes:
Due July 2022	—	650	650
Due September 2025	800	800	800
Due September 2026	750	750	750
Due June 2028	650	650	—
Due June 2030	600	600	600
Due June 2031	650	650	—
Due June 2050	600	600	600
Total parent long-term debt (H)	4,050	4,700	3,400
Revolver draw (I)	150	165	165
Commercial paper (J)	828	1,201	1,627
Unamortized debt issuance and discounts (K)	(43)	(49)	(38)
Total parent debt (H)+(I)+(J)+(K)	4,985	6,017	5,154

Parent debt to total debt, excluding securitization debt % ((H)+(I)+(J)+(K))/(A-B)	18.8	22.2	21.6

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q21-4Q22

($ millions)	1Q22	2Q22	3Q22	4Q22	1Q21	2Q21	3Q21	4Q21
Total debt (A)	28,630	26,923	27,677	26,829	25,803	25,435	25,695	27,154
Less securitization debt (B)	55	336	311	293	147	114	90	84
Total debt, excluding securitization debt (A-B)	28,575	26,587	27,366	26,536	25,656	25,321	25,605	27,071
Less cash and cash equivalents (C)	702	580	1,003	224	1,743	687	1,000	443
Net debt, excluding securitization debt (A-B-C)	27,874	26,007	26,362	26,312	23,914	24,634	24,605	26,628
Total capitalization (D)	40,626	38,961	40,091	40,113	37,075	36,577	37,202	39,079
Less securitization debt (E)	55	336	311	293	147	114	90	84
Total capitalization, excluding securitization debt (D-E)	40,571	38,625	39,780	39,820	36,928	36,463	37,112	38,995
Less cash and cash equivalents (F)	702	580	1,003	224	1,743	687	1,000	443
Net capitalization, excluding securitization debt (D-E-F)	39,870	38,045	38,776	39,596	35,185	35,777	36,112	38,553
(%)
Debt to capital (A/D)	70.5	69.1	69.0	66.9	69.6	69.5	69.1	69.5
Debt to capital, excluding securitization debt ((A-B)/D-E))	70.4	68.8	69.0	66.6	69.5	69.4	69.0	69.4
Net debt to net capital, excluding securitization debt ((A-B-C)/(D-E-F))	69.9	68.4	68.0	66.5	68.0	68.9	68.1	69.1

Available revolver capacity (G)	4,129	4,191	4,191	4,241	4,220	4,125	3,925	3,985

Storm escrows (L)	33	323	325	402	72	72	33	33

Gross liquidity (C+G)	4,830	4,771	5,195	4,465	5,963	4,812	4,925	4,428
Net liquidity (C+G-J)	3,487	3,373	3,809	3,638	4,935	3,946	3,919	3,227
Net liquidity, including storm escrows (C+G-J+L)	3,521	3,697	4,133	4,040	5,007	4,018	3,952	3,260

Entergy Corporation notes:
Due July 2022	650	—	—	—	650	650	650	650
Due September 2025	800	800	800	800	800	800	800	800
Due September 2026	750	750	750	750	750	750	750	750
Due June 2028	650	650	650	650	650	650	650	650
Due June 2030	600	600	600	600	600	600	600	600
Due June 2031	650	650	650	650	650	650	650	650
Due June 2050	600	600	600	600	600	600	600	600
Total parent long-term debt (H)	4,700	4,050	4,050	4,050	4,700	4,700	4,700	4,700
Revolver draw (I)	150	150	150	150	55	150	325	165
Commercial paper (J)	1,343	1,398	1,386	828	1,028	866	1,006	1,201
Unamortized debt issuance and discounts (K)	(47)	(46)	(44)	(43)	(54)	(52)	(51)	(49)
Total parent debt (H)+(I)+(J)+(K)	6,145	5,552	5,542	4,985	5,728	5,664	5,981	6,017

Parent debt to total debt, excluding securitization debt % ((H)+(I)+(J)+(K))/(A-B)	21.5	20.9	20.3	18.8	22.3	22.4	23.4	22.2

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2020-2022

($ millions)	2022	2021	2020
Total debt (A)	26,829	27,154	24,062
Less securitization debt (B)	293	84	175
Total debt, excluding securitization debt (C)	26,536	27,071	23,887

Net cash flow provided by operating activities, rolling 12 months (D)	2,585	2,301	2,690
Allowance for borrowed funds used during construction, rolling 12 months (E)	(28)	(29)	(52)
Working capital items in net cash flow provided by operating activities, rolling 12 months:
Receivables	(157)	(85)	(139)
Fuel inventory	7	18	(27)
Accounts payable	(102)	270	137
Taxes accrued	4	(21)	208
Interest accrued	4	(11)	8
Deferred fuel costs	(394)	(466)	—
Other working capital accounts	(157)	(54)	(143)
Securitization regulatory charges	62	83	124
Total (F)	(733)	(266)	168
FFO, rolling 12 months (G) = (D)+(E)-(F)	3,290	2,538	2,470
FFO to debt, excluding securitization debt (G)/(C)	12.4%	9.4%	10.3%
Estimated return of unprotected excess ADIT (rolling 12 months pre-tax) (H)	56	87	70
Severance and retention payments associated with exit of EWC (rolling 12 months pre-tax) (I)	40	120	55
FFO to debt, excluding securitization debt, return of unprotected excess ADIT, and severance and retention payments associated with exit of EWC [(G+H+I)/(C)]	12.8%	10.1%	10.9%

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q21-4Q22

($ millions)	1Q22	2Q22	3Q22	4Q22	1Q21	2Q21	3Q21	4Q21
Total debt (A)	28,630	26,923	27,677	26,829	25,803	25,435	25,695	27,154
Less securitization debt (B)	55	336	311	293	147	114	90	84
Total debt, excluding securitization debt (C)	28,575	26,587	27,366	26,536	25,656	25,321	25,605	27,071

Net cash flow provided by operating activities, rolling 12 months (D)	2,888	2,370	2,099	2,585	1,981	1,988	2,331	2,301
Allowance for borrowed funds used during construction, rolling 12 months (E)	(29)	(27)	(28)	(28)	(43)	(38)	(34)	(29)
Working capital items in net cash flow provided by operating activities, rolling 12 months:
Receivables	91	(155)	(208)	(157)	(262)	(263)	(183)	(85)
Fuel inventory	6	18	(9)	7	15	9	20	18
Accounts payable	162	444	(153)	(102)	90	45	326	270
Taxes accrued	130	48	49	4	21	93	20	(21)
Interest accrued	26	(22)	(2)	4	9	3	26	(11)
Deferred fuel costs	—	(847)	(931)	(394)	—	(369)	(358)	(466)
Other working capital accounts	(105)	(104)	(84)	(157)	(165)	(166)	(124)	(54)
Securitization regulatory charges	71	67	67	62	124	119	98	83
Total (F)	382	(551)	(1,271)	(733)	(170)	(529)	(175)	(266)
FFO, rolling 12 months (G) = (D)+(E)-(F)	2,477	2,894	3,342	3,290	2,109	2,479	2,472	2,538
FFO to debt, excluding securitization debt (G)/(C)	8.7%	10.9%	12.2%	12.4%	8.2%	9.8%	9.7%	9.4%
Estimated return of unprotected excess ADIT (rolling 12 months pre-tax) (H)	66	62	68	56	80	83	85	87
Severance and retention payments associated with exit of EWC (rolling 12 months pre-tax) (I)	119	—	40	40	55	160	158	120
FFO to debt, excluding securitization debt, return of unprotected excess ADIT, and severance and retention payments associated with exit of EWC [(G+H+I)/(C)]	9.3%	11.1%	12.6%	12.8%	8.7%	10.8%	10.6%	10.1%

REG G RECONCILIATIONS

UTILITY FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2020-2022

($ millions)	2022	2021	2020
As-reported net income (loss) applicable to common stock/equity (A)	1,407	1,490	1,800

Utility adjustments
True-up for prior year's portion of the equity component of carrying
costs for 2020 storms	41	—	—
Contribution to the LURC related to securitization	(32)	—	—
Customer-sharing of securitization benefit	(224)	—	—
Litigation settlement regulatory charge	(551)	—	—
Depreciation adjustment	33	—	—
Gain on sale	—	11	—
Income tax valuation allowance	—	(8)	—
Provision for uncertain tax position	—	(5)	—
State corporate income tax rate change	—	29	—
SERI regulatory liability for potential refund for rate base reduction
retroactive to 2015	—	—	(25)
Income tax effect on Utility adjustment above	183	—	6
Tax benefit resulting from securitization	283	—	—
Sale-leaseback reg liability / DTA turnaround	(13)	—	—
2014 / 2015 IRS settlement – E-LA business combination	—	—	396
Total adjustments (B)	(280)	27	377

Adjusted earnings (A-B)	1,686	1,463	1,423

Average common stock or member's equity (C)	18,682	16,988	15,038

Gross debt (D)	21,705	20,998	18,769
Less securitization debt (E)	293	84	175
Gross debt, excluding securitization debt (D-E)	21,412	20,915	18,594
Less cash and cash equivalents (F)	148	311	1,526
Net debt, excluding securitization debt (D-E-F)	21,264	20,603	17,068

Total capitalization (G)	41,582	39,049	35,192
Less securitization debt (H)	293	84	175
Total capitalization, excluding securitization debt (G-H)	41,289	38,965	35,017
Less cash and cash equivalents (I)	148	311	1,526
Net capitalization, excluding securitization debt (G-H-I)	41,141	38,654	33,491

(%)
ROE – As-Reported (A/C)	7.5	8.8	12.0
ROE – Adjusted ((A-B)/C)	9.0	8.6	9.5
Debt to capital (D/G)	52.2	53.8	53.3
Debt to capital, excluding securitization debt ((D-E)/(G-H))	51.9	53.7	53.1
Net debt to net capital, excluding securitization debt ((D-E-F)/(G-H-I))	51.7	53.3	51.0

REG G RECONCILIATIONS

UTILITY FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q21-4Q22

($ millions)	1Q22	2Q22	3Q22	4Q22	1Q21	2Q21	3Q21	4Q21
As-reported net income applicable to common stock/equity (A)	340	153	672	241	357	326	570	238
Less adjustments (B)	—	(291)	—	12	—	—	11	16
Adjusted net income (loss) (A-B)	340	444	672	229	357	326	559	222

As-reported net income (loss) applicable to common stock/equity-rolling
12 months (C)	1,474	1,301	1,403	1,407	1,837	1,818	1,837	1,490

Adjustments in prior quarters	27	27	(275)	(291)	377	377	377	11
Adjustments in current quarter	—	(291)	—	12	—	—	11	16
Total adjustments (D)	27	(264)	(275)	(280)	377	377	388	27

Adjusted earnings, rolling 12 months (C-D)	1,447	1,565	1,678	1,686	1,460	1,441	1,449	1,463

Average common stock or member's equity (E)	18,038	17,981	18,419	18,682	15,465	15,758	16,250	16,988

Gross debt (F)	22,346	21,232	21,996	21,705	19,936	19,632	19,576	20,998
Less securitization debt (G)	55	336	311	293	147	114	90	84
Gross debt, excluding securitization debt (F-G)	22,291	20,896	21,685	21,412	19,789	19,518	19,486	20,915
Less cash and cash equivalents (H)	474	399	832	148	1,050	523	622	311
Net debt, excluding securitization debt (F-G-H)	21,817	20,497	20,853	21,264	18,739	18,995	18,864	20,603

Total capitalization (I)	42,137	40,590	41,760	41,582	36,716	36,771	37,176	39,049
Less securitization debt (J)	55	336	311	293	147	114	90	84
Total capitalization, excluding securitization debt (I-J)	42,082	40,254	41,449	41,289	36,569	36,657	37,086	38,965
Less cash and cash equivalents (K)	474	399	832	148	1,050	523	622	311
Net capitalization, excluding securitization debt (I-J-K)	41,608	39,855	40,617	41,141	35,520	36,134	36,464	38,654

(%)
ROE – As-Reported (C/E)	8.2	7.2	7.6	7.5	11.9	11.5	11.3	8.8
ROE – Adjusted ((C-D)/E)	8.0	8.7	9.1	9.0	9.4	9.1	8.9	8.6
Debt to capital ratio (F/I)	53.0	52.3	52.7	52.2	54.3	53.4	52.7	53.8
Debt to capital, excluding securitization debt ((F-G)/(I-J))	53.0	51.9	52.3	51.9	54.1	53.2	52.5	53.7
Net debt to net capital, excluding securitization debt ((F-G-H)/(I-J-L))	52.4	51.4	51.3	51.7	52.8	52.6	51.7	53.3

REG G RECONCILIATIONS

ENTERGY ARKANSAS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2020-2022

($ millions)	2022	2021	2020
As-reported earnings applicable to member's equity (A)	297	317	245

Adjustments
Income tax valuation allowance	—	(3)	—
2014/2015 IRS audit settlement	—	—	6
Total adjustments (B)	—	(3)	6

Adjusted earnings (A-B)	297	320	239
Average member's equity (C)	3,648	3,409	3,201

Gross debt (D)	4,180	3,974	3,980
Less cash and cash equivalents (E)	5	13	192
Net debt (D-E)	4,175	3,961	3,788

Total capitalization (F)	7,962	7,550	7,256
Less cash and cash equivalents (G)	5	13	192
Net capitalization (F-G)	7,957	7,537	7,064

(%)
Return on average member's equity – As-Reported (A/C)	8.1	9.3	7.7
Return on average member's equity – Adjusted ((A-B)/C)	8.1	9.4	7.5
Debt to capital (D/G)	52.5	52.6	54.8
Net debt to net capital ((D-E)/(F-G))	52.5	52.6	53.6

REG G RECONCILIATIONS

ENTERGY LOUISIANA FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2020-2022

($ millions)	2022	2021	2020
As-reported earnings applicable to member's equity (A)	855	654	1,082

Adjustments
True-up for prior year's portion of the equity component of carrying
costs for 2020 storms	23	—	—
Contribution to the LURC related to securitization	(32)	—	—
Customer-sharing of securitization benefit	(224)	—	—
Tax benefit resulting from securtiization	290	—	—
Gain on sale	—	15	—
Income tax effect on Utility adjustment above	60	(4)	—
State corporate income tax rate change	—	6	—
2014/2015 IRS audit settlement	—	—	383
Total Adjustments (B)	117	17	383

Adjusted earnings (A-B)	737	637	699
Average member's equity (C)	8,821	7,819	6,927

Gross debt (D)	10,717	10,933	9,044
Less securitization debt (E)	—	—	10
Gross debt, excluding securitization debt (D-E)	10,717	10,933	9,034
Less cash and cash equivalents (F)	57	19	728
Net debt, excluding securitization debt (D-E-F)	10,660	10,914	8,306

Total capitalization (G)	20,211	19,114	16,501
Less securitization debt (H)	—	—	10
Total capitalization, excluding securitization debt (G-H)	20,211	19,114	16,491
Less cash and cash equivalents (I)	57	19	728
Net capitalization, excluding securitization debt (G-H-I)	20,154	19,095	15,763

(%)
Return on average member's equity – As-Reported (A/C)	9.7	8.4	15.6
Return on average member's equity – Adjusted ((A-B)/C)	8.4	8.1	10.1
Debt to capital (D/G)	53.0	57.2	54.8
Debt to capital ratio, excluding securitization debt ((D-E)/(G-H))	53.0	57.2	54.8
Net debt to net capital, excluding securitization debt ((D-E-F)/(G-H-I))	52.9	57.2	52.7

REG G RECONCILIATIONS

ENTERGY MISSISSIPPI FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2020-2022

($ millions)	2022	2021	2020
As-reported earnings applicable to member's equity (A)	198	167	141

Adjustments
2014/2015 IRS audit settlement	—	—	4
Total Adjustments (B)	—	—	4

Adjusted earnings (A-B)	198	167	137
Average member's equity (C)	1,938	1,756	1,607

Gross debt (D)	2,340	2,189	1,788
Less cash and cash equivalents (E)	17	48	—
Net debt (D-E)	2,323	2,141	1,788

Total capitalization (F)	4,380	4,029	3,461
Less cash and cash equivalents (G)	17	48	—
Net capitalization (F-G)	4,363	3,981	3,461

(%)
Return on average member's equity – As-Reported (A/C)	10.2	9.5	8.7
Return on average member's equity – Adjusted ((A-B)/C)	10.2	9.5	8.5
Debt to capital (D/F)	53.4	54.3	51.7
Net debt to net capital ((D-E)/(F-G))	53.2	53.8	51.7

ENTERGY NEW ORLEANS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2020-2022

($ millions)	2022	2021	2020
As-reported net income (A)	64	32	49

Adjustments
State corporate income tax rate change	—	2	—
2014/2015 IRS audit settlement	—	—	(1)
Total Adjustments (B)	—	2	(1)

Adjusted earnings (A-B)	64	30	50
Average member's equity (C)	671	623	552

Gross debt (D)	780	792	646
Less securitization debt (E)	18	30	41
Gross debt, excluding securitization debt (D-E)	762	763	604
Less cash and cash equivalents (F)	4	43	—
Net debt, excluding securitization debt (D-E-F)	758	720	604

Total capitalization (G)	1,483	1,431	1,253
Less securitization debt (H)	18	30	41
Total capitalization, excluding securitization debt (G-H)	1,465	1,401	1,211
Less cash and cash equivalents (I)	4	43	—
Net capitalization, excluding securitization debt (G-H-I)	1,461	1,358	1,211

(%)
Return on average member's equity – As-Reported (A/C)	9.6	5.1	8.9
Return on average member's equity – Adjusted ((A-B)/C)	9.6	4.9	9.1
Debt to capital (D/G)	52.6	55.4	51.5
Debt to capital, excluding securitization debt ((D-E)/(G-H))	52.0	54.4	49.9
Net debt to net capital, excluding securitization debt ((D-E-F)/(G-H-I))	51.9	53.0	49.9

REG G RECONCILIATIONS

ENTERGY TEXAS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2020-2022

($ millions)	2022	2021	2020
As-reported earnings applicable to common stock (A)	301	227	213

Adjustments
True-up for prior year's portion of the equity component of carrying
costs for 2020 storms	18	—	—
2014/2015 IRS audit settlement	—	—	2
Income tax effect on Utility adjustment above	(4)	—	—
Total Adjustments (B)	13	—	2

Adjusted earnings (A-B)	288	227	211
Average common equity (C)	2,543	2,284	1,943

Gross debt (D)	2,904	2,362	2,499
Less securitization debt (E)	275	54	123
Gross debt, excluding securitization debt (D-E)	2,629	2,308	2,376
Less cash and cash equivalents (F)	3	—	249
Net debt, excluding securitization debt (D-E-F)	2,625	2,308	2,127

Total capitalization (G)	5,583	4,845	4,657
Less securitization debt (H)	275	54	123
Total capitalization, excluding securitization debt (G-H)	5,308	4,791	4,534
Less cash and cash equivalents (I)	3	—	249
Net capitalization, excluding securitization debt (G-H-I)	5,305	4,791	4,285

(%)
ROE – As-Reported (A/C)	11.8	9.9	11.0
ROE – Adjusted ((A-B)/C)	11.3	9.9	10.9
Debt to capital (D/G)	52.0	48.7	53.7
Debt to capital, excluding securitization debt ((D-E)/(G-H))	49.5	48.2	52.4
Net debt to net capital, excluding securitization debt ((D-E-F)/(G-H-I))	49.5	48.2	49.7

REG G RECONCILIATIONS

SYSTEM ENERGY RESOURCES FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2020-2022

($ millions)	2022	2021	2020
As-reported net income (A)	(277)	107	99

Adjustments
Litigation settlement regulatory charge	(551)	—	—
Depreciation adjustment	33	—	—
Sale-leaseback reg liability / DTA turnaround	(13)	—	—
Income tax effect on Utility adjustment above	129	—	—
Regulatory liability for potential refund for rate base reduction
retroactive to 2015	—	—	(19)
2014/2015 IRS audit settlement	—	—	3
Total Adjustments (B)	(402)	—	(16)

Adjusted earnings (A-B)	125	107	115
Average common equity (C)	1,021	1,086	896

Gross debt (D)	778	741	805
Less cash and cash equivalents (E)	3	89	242
Net debt (D-E)	775	652	563

Total capitalization (F)	1,728	1,833	1,886
Less cash and cash equivalents (G)	3	89	242
Net capitalization (F-G)	1,725	1,743	1,644

(%)
ROE – As-Reported (A/C)	(27.1)	9.8	11.1
ROE – Adjusted ((A-B)/C)	12.2	9.8	12.8
Debt to capital (D/F)	45.0	40.4	42.7
Net debt to net capital ((D-E)/(F-G))	44.9	37.4	34.2

REG G RECONCILIATIONS

ENTERGY WHOLESALE COMMODITIES FINANCIAL METRICS – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2020-2022

($ millions)	2022	2021	2020
As-reported net income (loss) attributable to Entergy Corporation	63	(123)	(65)

Net income (loss)	65	(121)	(63)
Add back: interest expense	8	13	22
Add back: income taxes	54	(25)	105
Add back: depreciation and amortization	14	44	102
Subtract: interest and investment income	(34)	119	234
Add back: decommissioning expense	28	120	205
Adjusted EBITDA	204	(87)	137

ENTERGY WHOLESALE COMMODITIES FINANCIAL METRICS – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q21-4Q22

($ millions)	1Q22	2Q22	3Q22	4Q22	1Q21	2Q21	3Q21	4Q21
As-reported net income (loss) attributable to Entergy Corporation	7	87	(19)	(12)	38	(275)	26	89

Net income (loss)	8	87	(19)	(12)	38	(275)	26	90
Add back: interest expense	1	2	2	3	4	4	3	2
Add back: income taxes	3	25	18	8	16	(72)	9	22
Add back: depreciation and amortization	9	3	1	1	13	14	9	9
Subtract: interest and investment income	(17)	(24)	3	4	48	50	3	18
Add back: decommissioning expense	14	14	—	—	53	40	14	14
Adjusted EBITDA	51	156	—	(3)	76	(338)	57	118

ENTERGY CORPORATION AND SUBSIDIARIES

INVESTOR NEWS	COMMON STOCK INFORMATION
Visit our investor relations website at www.entergy.com/investors for	The company’s common stock is listed on the New York and
earnings reports, financial releases, SEC filings and other investor information.	Chicago exchanges under the symbol “ETR.” The Entergy share
price is reported daily in the financial press under “Entergy” in
INVESTOR RELATIONS	most listings of New York Stock Exchange securities. Entergy
Securities analysts and representatives of financial institutions	common stock is a component of the following indices: S&P
may contact:	500, S&P Utilities Index, Philadelphia Utility Index and the NYSE
William Abler	Composite Index, among others.
Vice President, Investor Relations
Telephone: 281-297-5436	As of Jan. 31, 2023, there were 211,396,291 shares of Entergy
E–mail: wabler@entergy.com	common stock outstanding. Shareholders of record totaled
20,696, and approximately 489,510 investors held Entergy stock in
SHAREHOLDER ACCOUNT INFORMATION	“street name” through a broker.
EQ Shareowner Services is Entergy’s transfer agent,
registrar, dividend disbursing agent, and dividend reinvestment	CERTIFICATIONS
and stock purchase plan agent. Shareholders of record with	In May 2022, Entergy’s Chief Executive Officer certified to the
questions about lost certificates, lost or missing dividend checks	New York Stock Exchange that he was not aware of any violation
or notifications of change of address should contact:	of the NYSE corporate governance listing standards. Also, Entergy
EQ Shareowner Services	filed certifications regarding the quality of the company’s public
P.O. Box 64874	disclosure, required by Section 302 of the Sarbanes-Oxley Act of
St. Paul, MN 55164-0874	2002, as exhibits to our Annual Report on Form 10-K for the fiscal year
Phone: 1-855-854-1360	ended Dec. 31, 2022.
Internet: www.shareowneronline.com
DIVIDEND PAYMENTS
CORPORATE GOVERNANCE	All of Entergy’s 2022 distributions were non-dividend
Entergy’s Corporate Governance Guidelines, Board Committee Charters	distributions. The board of directors declares dividends quarterly
for the Audit, Corporate Governance, and Personnel Committees, Entergy's	and sets the record and payment dates. Subject to board
Code of Entegrity and other ethics policies may be accessed electronically	discretion, those dates for 2023 are:
by selecting the governance page on Entergy’s corporate website
at entergy.com.	DECLARATION DATE	RECORD DATE		PAYMENT DATE
	January 27	February 10		March 1
ADDITIONAL INFORMATION	April 10	May 4		June 1
For copies of the above Corporate Governance documents, Entergy’s	July 28	August 11		September 1
10-K and 10-Q reports filed with the Securities and Exchange	October 27	November 14		December 1
Commission, or for other investor information, email investorrelations@entergy.com.
Quarterly dividend payments (in cents-per-share):

	QUARTER	2022	2021	2020
	1	101	95	93
	2	101	95	93
	3	101	95	93
	4	107	101	95